UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21866
Highland Funds I
(Exact name of registrant as specified in charter)
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)
R. Joseph Dougherty
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)
registrant’s telephone number, including area code: (877) 665-1287
Date of fiscal year end: June 30
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

TABLE OF CONTENTS

Item 1. Reports to Stockholders
Item 2. Code of Ethics
Item 3. Audit Committee Financial Expert
Item 4. Principal Accountant Fees and Services
Item 5. Audit Committee of Listed registrants
Item 6. Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures
Item 12. Exhibits
SIGNATURES
EX-99.CERT
EX-99.906CERT
Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

Highland Funds I Annual Report June 30, 2010 Highland Long/Short Equity Fund Highland Long/Short Healthcare Fund Highland All Cap Equity Value Fund

Highland Funds I

Highland Long/Short Equity Fund
Highland Long/Short Healthcare Fund
(formerly, Highland Healthcare Fund)
Highland All Cap Equity Value Fund

TABLE OF CONTENTS

Portfolio Manager Commentaries	1
Fund Profiles	7
Financial Statements	10
Investment Portfolios	11
Statements of Assets and Liabilities	16
Statements of Operations	18
Statements of Changes in Net Assets	20
Statements of Cash Flows	24
Financial Highlights	27
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Disclosure of Fund Expenses	47
Approval of Investment Advisory Agreement	48
Important Information About This Report	56
Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.
A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY

June 30, 2010	Highland Long/Short Equity Fund
Performance Overview
Please note that Highland Long/Short Equity Fund-Class A (the “Fund”) has changed its fiscal year end to June 30 from August 31. Therefore, the performance period covered throughout this report is for the ten month period ended June 30, 2010. The Fund posted a total return of 3.9% for the ten month period ended June 30, 2010. Since its inception date (December 5, 2006) through June 30, 2010, the Fund had an average annual return of 3.3%, and the S&P 500 Total Return Index1 (the “Index”), a broad based indicator of the general market, had an average annual return of -6.2%. The Fund’s net assets as of June 30, 2010 were $270.4 million, up from $76.2 million as of August 31, 2009.
Manager’s Discussion
The Fund’s objective is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities. In fiscal year 2010 (September 1, 2009 — June 30, 2010), we believe we achieved these objectives. During this period the Index returned 2.5%, while the Fund returned 3.9%. The table below presents the monthly performance of the Fund from inception through June 30, 2010:

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2006												0.1%	0.1%
2007	1.3%	0.6%	1.4%	4.4%	3.3%	0.5%	-2.2%	-0.4%	2.2%	1.7%	-2.6%	-1.9%	8.4%
2008	-2.7%	2.0%	-1.0%	2.2%	4.5%	-5.3%	-0.3%	1.5%	-6.8%	-4.3%	0.0%	-0.4%	-10.5%
2009	2.3%	1.5%	1.0%	2.2%	-0.4%	-1.6%	2.9%	3.0%	4.2%	-1.1%	1.2%	1.8%	18.1%
2010	-3.0%	-0.5%	2.4%	1.6%	-1.9%	-0.6%							-2.1%
In the first part of the fiscal year, from August 2009 to January 2010, our net exposure averaged 46% and our gross exposure averaged 127%. In part due to the macro issues roiling the markets, at the end of January and beginning of February, we began reducing both our gross and net exposures, resulting in a 32% average net exposure and 101% average gross exposure for the remainder of the fiscal year.
We believe the Fund has achieved its objective of above-average returns by outperforming the Index by a cumulative 34% since inception of the Fund through June 30, 2010. We also believe we were successful in our attempt to preserve capital, as compared to the Index. The Fund’s returns have also been much less volatile than the Index, as measured using standard deviation.2 The Fund’s standard deviation, a common measure of volatility, since inception through June 30, 2010, was 8.7%3, versus 19.3%3 for the Index. The Fund’s daily beta4 was low at .245, indicating that the Fund exhibited low correlation to the broader equity market, as represented by the Index.
The Fund ended the fiscal year with gross and net exposure of 100% and 34%, respectively, which is down from 130% and 48% at the end of the last fiscal year. As of June 30, 2010, the Fund held 40 long positions totaling $181 million, or 67% of the Fund’s net asset value and 50 short positions totaling -$89 million, or -33% of the Fund’s net asset value. This compares to a long exposure of 89% and a short exposure of -48% of the Fund’s net asset value as of August 31, 2009.
For the ten month period ended June 30, 2010, the following securities were the top winners and losers as measured by largest contributors and detractors to the Fund’s return:

Top Winners
Ticker	Name	Type
AAPL	Apple	Long
SBAC	SBA Communications	Long
OZM	Och-Ziff Capital	Long
ORH	Odyssey Re Holdings	Long
JW/A	Wiley John & Sons	Long

Top Losers
Ticker	Name	Type
KKR	KKR & Co (Guernsey) LP	Long
CVS	CVS Caremark	Long
ARO	American Eagle Outfitters	Long
HPT	Hospitality Properties	Long
IWM	Russell 2000 Index Fund	Short
The markets have continued to be highly volatile during the past fiscal year. We believe the equity markets and the overall economy continue to face major headwinds, which makes us operate with a heavy dose of caution at all times. We continue to emphasize flexibility in our approach, as the market environment continues to change quickly, but our overall approach to investing has not changed throughout the market turbulence of the last several years. We continue to search for solid companies that we believe represent good values, and where we believe we will be rewarded as shareholders. We aim to select long positions that will outperform our short positions over time. We believe that this is what creates solid risk-adjusted returns for investors in the Fund over long periods of time. We believe that our risk-adjusted returns, rather than our raw returns, are what separate us from most of the funds in the equity universe.
Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.

Jim Dondero	Jonathan Lamensdorf
Partner & President of the	Portfolio Manager
Investment Adviser

Annual Report | 1

PORTFOLIO MANAGER COMMENTARY

June 30, 2010	Highland Long/Short Equity Fund

[1]	The S&P 500 Total Return Index is an index of a basket of 500 stocks designed to provide a broad snapshot of the overall U.S. equity market. Ordinary cash dividends are applied on the ex-date in calculating the total return series. “Special dividends” are those dividends that are outside of the normal payment pattern established historically by the issuing corporation. The total return index series reflect both ordinary and special dividends. Investors cannot invest directly into an index.

[2]	Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. A large standard deviation implies that there have been large swings in the return series of the manager.

[3]	Calculation based on monthly returns of Class A shares and the Index from the Fund’s inception date through June 30, 2010.

[4]	Beta is defined as the covariance of manager and benchmark divided by the variance of the benchmark. Beta is a measure of systematic risk, or the sensitivity of a manager to movements in the benchmark. A beta of 1 implies that you can expect the movement of a manager’s return series to match that of the benchmark used to measure beta.

[5]	As reported on Bloomberg.
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involves unlimited loss potential. The Fund is non-diversified and may invest a significant portion of the portfolio in the securities of fewer issuers.
Please refer to Note 11, Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
Ten Month*	3.90%	-1.79%	3.46%	2.46%	4.25%	n/a
One Year	10.05%	4.00%	9.46%	8.46%	10.37%	n/a
Since Inception: (December 5, 2006)	3.27%	1.65%	2.68%	2.68%	3.65%	n/a

*	Not annualized.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time. The performance quoted would have been lower if these waivers had not been in effect.
The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 4.94%, Class C: 5.59% and Class Z: 4.59%. Inclusive of the waiver and exclusive of the cost of dividends paid on short positions, the Fund’s net expense ratio was as follows: Class A: 3.09%, Class C: 3.74% and Class Z: 2.74%. Voluntary agreements may change or end at any time.

2 | Annual Report

PORTFOLIO MANAGER COMMENTARY

June 30, 2010	Highland Long/Short Healthcare Fund
Performance Overview
Please note that the Highland Long/Short Healthcare Fund (the “Fund”) has changed its fiscal year end to June 30 from August 31. Therefore, the performance period covered throughout this report is for the ten month period ended June 30, 2010. The Fund’s Class A shares posted a return of 18.79% for the ten month period ended June 30, 2010. That was better than the return of the Fund’s benchmark, the S&P 500 Healthcare Index (the “Index”), which returned 3.01% over the same period.
Manager’s Discussion
For the ten month period ended June 30, 2010, the following securities were the top winners and losers:

Top Winners
Ticker	Name	Type
None	Genesys Ventures IA, L.P.	Long
TEVA	Teva Pharmaceutical, LTD.	Long
ENDP	Endo Pharmaceutical	Long
IVC	Invacare Corp.	Short
SDS	Proshares Ultrashort	Long

Top Losers
Ticker	Name	Type
LHCG	LHC Group Inc.	Long
AGP	Amerigroup Corp	Long
AFFY	Affymax. Inc.	Call Option
DNDN	Dendreon	Call Option
HS	Healthspring, Inc.	Long
The Fund’s objective is to seek long-term capital appreciation. In fiscal year 2010 (September 1, 2009 — June 30, 2010), we believe we achieved this objective. During this period the Index returned 3.01%, while the Fund returned 18.79%. The table below presents the monthly performance of the Fund from Inception through June 30, 2010:

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2008						-0.2%	0.4%	2.9%	10.5%	5.4%	-4.8%	-0.2%	13.9%
2009	-2.0%	-1.2%	-8.9%	-1.5%	-2.3%	0.4%	0.9%	-0.7%	-1.4%	-0.5%	2.1%	14.5%	-2.2%
2010	0.0%	3.6%	1.3%	-0.6%	0.5%	-1.2%							3.6%
The Fund grew significantly over the ten month period ended June 30, 2010. Through the first six months of the period, the Fund was invested in two positions totaling approximately $1.9 million over the period. The performance of these positions largely drove performance over the ten month period. As of June 30, 2010, the Fund was invested in 55 positions totaling approximately $10 million.
During the period, the Fund made several changes to better take advantage of the current investment opportunities in the health-care sector. In May 2010, the Fund named Cummings Bay Capital Management, L.P. as sub-adviser to the Fund and named Michael D. Gregory as Portfolio Manager. The Fund also broadened its investment strategy to include the ability to hold short positions. As mentioned above, as of June 30, 2010 the Fund held 55 total positions, 35 of which were long and 20 of which were short. This resulted in a gross exposure of 111% and a net exposure of 46% for the Fund. The annualized standard deviation was 15.6%. Standard deviation is a measure of volatility of return. A lower standard deviation indicates a more consistent fund return over the long term. Long/short strategies are designed in part to minimize the volatility of return while seeking to provide a more consistent level of return over the long term.
We believe that the healthcare sector may be particularly well suited for a long/short strategy, as we believe that we are in the midst of the most significant structural change to the healthcare sector since the 1965 enactment of Medicare and Medicaid. It is our expectation that implementation of healthcare reform over the next 3-5 years and beyond will create a number of winners and losers. We believe there is a rationale for long exposure to the healthcare sector given that healthcare is 17% of the Gross Domestic Product (“GDP”), has grown as a percentage of GDP every year since 1997, and may provide defensive exposure to the macro economy. However, the healthcare sector also faces a unique and persistent set of challenges in the form of government reimbursement, the FDA, government reform, clinical trials and the practice of separating good science and bad science. We believe a portfolio should have both long and short exposure in order to capture the full investment potential in the healthcare sector.
Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.

Michael D. Gregory
Portfolio Manager

Annual Report | 3

PORTFOLIO MANAGER COMMENTARY

June 30, 2010	Highland Long/Short Healthcare Fund
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
The Fund is non-diversified and may invest a larger portion of assets in the securities of fewer issuers. The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.
Please refer to Note 11., Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge
Ten Month*	18.79%	12.24%	18.33%	17.33%	18.90%	n/a
One Year	18.92%	12.35%	18.20%	17.20%	19.03%	n/a
Since Inception: (May 5, 2008)	6.91%	4.15%	6.25%	6.25%	7.25%	n/a

*	Not annualized.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s Investment Adviser has voluntarily agreed to waive it’s advisory fee. Such waiver may be terminated at any time. The performance quoted would have been lower if this waiver had not been in effect.
The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 11.55%, Class C: 12.20% and Class Z: 11.20%. Inclusive of the waiver, the Fund’s net expense ratio was as follows: Class A: 10.36%, Class C: 11.01% and Class Z: 10.01%. Voluntary agreements may change or end at any time.

4 | Annual Report

PORTFOLIO MANAGER COMMENTARY

June 30, 2010	Highland All Cap Equity Value Fund
Performance Overview
Please note that the Highland All Cap Equity Value Fund (the “Fund”) commenced operations on April 8, 2010 (“inception”). As such, the performance period covered throughout this report is the period from inception to June 30, 2010. As per the reported NAV based return, the Fund’s Class A shares posted a return of -20.8%, for the period from inception to June 30, 2010. That was worse than the return of the Fund’s benchmark, the Russell 3000 Value Index (the “Index”), which returned -13.1% over the same period.
Manager’s Discussion
For the period from inception to June 30, 2010, the following securities were the top winners and losers:

Top Winners
Ticker	Name
HBAN	Huntington Bancshare
S	Sprint Nextel Corp.
RRI	RRI Energy Inc.
CVGI	Commercial Vehicle Group Inc.
MIR	Mirant Corp.

Top Losers
Ticker	Name
MTG	MGIC Investment
ODP	Office Depot
PMI	PMI Group Inc.
KBH	KB Home
RYL	Ryland Group
The Fund’s objective is to seek long-term growth of capital and income. Unfortunately, during fiscal year 2010 (April 8, 2010 — June 30, 2010) the Fund underperformed the Index. However, we believe that three months is a short period in which to evaluate the Fund’s deep value investment strategy. We believe that our holdings were trading below intrinsic value at the fiscal year end and maintain conviction in our investment thesis.
We believe the U.S. stock market is in a tug-of-war between the improving U.S. economy/corporate fundamentals versus the European sovereign debt crisis. We believe the direct earnings impact of slower European growth is limited. It is our belief that the economy would require a major shock in order to precipitate a double-dip recession and that this is unlikely given positive economic indicators outweighing negative indicators at quarter end. At the end of the second calendar quarter of 2010 the S&P 500 Index was selling at a 12.5x annualized first quarter earnings, the lowest level since 1995. Importantly, we believe the U.S. economy is in the first year of a new expansion, with corporate earnings in a strong recovery mode. With corporate earnings showing impressive operating leverage due to cost reductions undertaken during the downturn, we believe the earnings improvement will eventually be more dramatic than any cyclical recovery we have seen in the last thirty years. We continue to invest with an 18-24 month time horizon, and while there may be bumps in the road, it is our expectation that we will continue to find exciting new investment opportunities.
Thank you for your continued participation in the Fund. We look forward to serving your future investment needs.

John K. Schneider
Portfolio Manager

Annual Report | 5

PORTFOLIO MANAGER COMMENTARY

June 30, 2010	Highland All Cap Equity Value Fund
All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.
Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.
The Fund is non-diversified and may invest a larger portion of assets in the securities of fewer issuers. The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.
Please refer to Note 11., Disclosure of Significant Risks and Contingencies, for more information.

Total Returns
	Class A		Class C		Class I		Class Z
	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales	Without Sales	With Sales
	Charge	Charge	Charge	Charge	Charge	Charge	Charge	Charge
Since Inception*:
(April 9, 2010)	-20.80%	-25.14%	-20.90%	-21.69%	-20.70%	n/a	-20.70%	n/a

*	Not annualized.
“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 4.50% on Class A Shares. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter. A 2.00% redemption fee will be charged if Fund shares are redeemed or exchanged within the first two months of purchase.
The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.
The Fund’s Investment Adviser has voluntarily agreed to waive it’s advisory fee. Such waiver may be terminated at any time. The performance quoted would have been lower if this waiver had not been in effect.
The gross expense ratio as reported in the Fund’s prospectus was as follows: Class A: 3.02%, Class C: 3.67%, Class Z: 2.67%. and Class I: 2.67%.

6 | Annual Report

FUND PROFILE (unaudited)
Highland Long/Short Equity Fund
Objective
Highland Long/Short Equity Fund seeks consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
Net Assets as of June 30, 2010
$270.4 million
Portfolio Data as of June 30, 2010
The information below provides a snapshot of Highland Long/Short Equity Fund at the end of the reporting period. Highland Long/Short Equity Fund is actively managed and the composition of its portfolio will change over time.

Sectors as of 06/30/10 (%)*	Long Exposure	Short Exposure	Net Exposure
Information Technology	17.9	(8.2)	9.7
Consumer Discretionary	13.8	(4.5)	9.3
Telecommunication Services	5.9	(0.0)	5.9
Financial	11.1	(6.4)	4.7
Healthcare	2.9	(0.0)	2.9
Energy	6.5	(3.7)	2.8
Consumer Staples	2.6	(0.9)	1.7
Industrials	5.1	(4.0)	1.1
Materials	1.2	(0.3)	0.9
Other	0.0	(4.8)	(4.8)

Top 5 Holdings as of 06/30/10 (%)*
Long Securities		Short Securities
KKR & Co., (Guernsey) LP	5.5	Blackstone Group LP	(3.3)
Crosstex Energy LP	4.2	SPDR S&P Midcap 400 Trust, ETF	(3.2)
Cognizant Technology Solutions Corp., Class A	3.2	American Campus Communities, Inc. REIT	(1.1)
Apple, Inc.	3.2	Valmont Industries, Inc.	(1.1)
SBA Communications Corp., Class A	2.9	PMC-Sierra, Inc.	(1.1)
The Fund’s investment activities involve a significant degree of risk such as short sales which theoretically involves unlimited loss potential. The Fund is non-diversified and may invest a significant portion of the portfolio in the securities of fewer issuers.
Please refer to Note 11, Disclosure of Significant Risks and Contingencies, for more information.

*	Long and short securities are calculated as a percentage of total net assets.

Annual Report | 7

FUND PROFILE (unaudited)
Highland Long/Short Healthcare Fund
Objective
Highland Long/Short Healthcare Fund seeks long-term capital appreciation.
Net Assets as of June 30, 2010
$10 million
Portfolio Data as of June 30, 2010
The information below provides a snapshot of Highland Long/Short Healthcare Fund at the end of the reporting period. Highland Long/Short Healthcare Fund is actively managed and the composition of its portfolio will change over time.

	Average	Average	Average
Sectors as of 06/30/10 (%)*	Long Exposure	Short Exposure	Net Exposure
Healthcare:
Healthcare Equipment	31.1	(9.5)	21.6
Biotechnology	9.7	(1.0)	8.7
Healthcare Facilities	6.7	(0.0)	6.7
Managed Healthcare	6.0	(1.5)	4.5
Pharmaceuticals	9.7	(5.6)	4.1
Healthcare Technology	2.6	(0.0)	2.6
Healthcare Services	5.7	(3.6)	2.1
Life Sciences Tools & Services	2.5	(4.0)	(1.5)
Healthcare Supplies	2.6	(4.2)	(1.6)
Other	3.8	(0.0)	3.8
Financial	0.0	(1.4)	(1.4)
Materials	0.0	(1.5)	(1.5)

Top 5 Holdings as of 06/30/10 (%)*
Long Securities		Short Securities
Genesys Ventures IA, L.P.	18.9	West Pharmaceutical Services, Inc.	(3.1)
Edwards Lifesciences Corp.	2.9	Eisai Co., Ltd.	(2.9)
Abbott Laboratories	2.9	Mettler-Toledo International, Inc.	(2.7)
Universal Health Services, Inc., Class B	2.6	AstraZeneca PLC, SP ADR	(2.7)
Alcon, Inc.	2.6	Cyberonics, Inc.	(2.3)
The Fund is non-diversified and may invest a larger portion of assets in the securities of fewer issuers. The Fund’s performance largely depends on the healthcare industry and is susceptible to economic, political and regulatory risks.
Please refer to Note 11, Disclosure of Significant Risks and Contingencies, for more information.

*	Long and short securities are calculated as a percentage of total net assets.

8 | Annual Report

FUND PROFILE (unaudited)
Highland All Cap Equity Value Fund
Objective
Highland All Cap Equity Value Fund seeks long-term growth of capital.
Net Assets as of June 30, 2010
$10.8 million
Portfolio Data as of June 30, 2010
The information below provides a snapshot of Highland All Cap Equity Value Fund at the end of the reporting period. Highland All Cap Equity Value Fund is actively managed and the composition of its portfolio will change over time.

Top Sectors as of 06/30/10 (%)*
Financial	49.0
Consumer Discretionary	17.9
Energy	9.9
Information Technology	9.9
Utility	4.9
Industrials	3.8
Telecommunication Services	2.3
Consumer Staples	0.5

Top 10 Holdings as of 06/30/10 (%)*
KB HOME	5.7
Citigroup, Inc.	5.6
Marshall & Ilsley Corp.	5.5
Ryland Group, Inc.	5.4
MGIC Investment Corp.	5.2
RRI Energy, Inc.	4.9
Arch Coal, Inc.	4.8
Peabody Energy Corp.	4.8
PMI Group, Inc.	4.7
Zions Bancorporation	3.8
The Fund is non-diversified and may invest a larger portion of assets in the securities of fewer issuers.
Please refer to Note 11, Disclosure of Significant Risks and Contingencies, for more information.

*	Sectors and holdings are calculated as a percentage of total assets.

Annual Report | 9

FINANCIAL STATEMENTS
June 30, 2010
A guide to understanding each Fund’s financial statements

Investment Portfolio
The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities
This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations
This statement reports income earned by each Fund and the expenses accrued by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets
This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows
This statement reports net cash and foreign currency, excluding restricted cash, provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights
The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements
These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

10 | Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2010	Highland Long/Short Equity Fund

Shares		Value ($)
Common Stocks - 67.0%

CONSUMER DISCRETIONARY - 13.8%
189,300	G-III Apparel Group Ltd. (a)	4,333,077
41,900	Jarden Corp.	1,125,853
88,100	Life Time Fitness, Inc. (a)	2,800,699
213,117	Mattel, Inc.	4,509,556
108,400	Tempur-Pedic International, Inc. (a)	3,333,300
106,300	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,515,058
123,915	Urban Outfitters, Inc. (a)(b)	4,261,437
230,100	Valassis Communications, Inc. (a)	7,298,772
232,200	Viacom, Inc., Class B	7,284,114

		37,461,866

CONSUMER STAPLES - 2.6%
70,000	American Italian Pasta Co., Class A (a)	3,700,900
83,500	Diamond Foods, Inc.	3,431,850

		7,132,750

ENERGY - 6.5%
483,648	Abraxas Petroleum Corp. (a)	1,354,215
84,401	Concho Resources, Inc. (a)	4,669,907
1,085,400	Crosstex Energy LP (a)	11,440,116

		17,464,238

FINANCIAL - 11.1%
146,627	Delta Lloyd	2,499,191
280,700	DuPont Fabros Technology, Inc. REIT	6,893,992
267,400	Hospitality Properties Trust REIT	5,642,140
1,582,000	KKR & Co., (Guernsey) LP	14,965,720

		30,001,043

HEALTHCARE - 2.9%
452,900	Health Management Associates, Inc., Class A (a)	3,519,033
42,300	McKesson Corp.	2,840,868
62,606	MedAssets, Inc. (a)	1,444,947

		7,804,848

INDUSTRIALS - 5.1%
77,700	Alaska Air Group, Inc. (a)	3,492,615
100,667	Baldor Electric Co.	3,632,065
227,100	Great Lakes Dredge & Dock Co.	1,362,600
130,300	IESI-BFC Ltd.	2,620,333
216,900	Macquarie Infrastructure Co., LLC (a)	2,774,151

		13,881,764

INFORMATION TECHNOLOGY - 17.9%
121,400	ADTRAN, Inc.	3,310,578
34,060	Apple, Inc. (a)(b)	8,567,112
165,300	Cavium Networks, Inc. (a)	4,329,207
173,039	Cognizant Technology Solutions Corp., Class A (a)	8,662,332
151,505	DG FastChannel, Inc. (a)	4,936,033
38,896	Equinix, Inc. (a)	3,159,133
194,386	Rovi Corp. (a)	7,369,173
173,200	SuccessFactors, Inc. (a)	3,600,828
142,900	Teradata Corp. (a)	4,355,592

		48,289,988

MATERIALS - 1.2%
60,657	Market Vectors Gold Miners, ETF	3,151,738

TELECOMMUNICATION SERVICES - 5.9%
333,199	ICO Global Communications Holdings Ltd. (a)	536,450
229,444	SBA Communications Corp., Class A (a)	7,803,391
371,125	Syniverse Holdings, Inc. (a)(b)	7,589,506

		15,929,347

	Total Common Stocks (Cost $190,775,322)	181,117,582

Contracts
Purchased Put Options - 0.0%

CONSUMER STAPLES - 0.0%
700	American Italian Pasta Co., Class A, Strike Price $50.00, Expiration 09/18/10	7,000

	Total Purchased Put Options (Cost $18,210)	7,000

Total Investments - 67.0% (Cost of $190,793,532)		181,124,582

$136,579,923 in cash was segregated or on deposit with the brokers to cover investments sold short as of June 30, 2010 and is included in “Other Assets & Liabilities, Net”:

Shares
Short Sales - (32.8)%

CONSUMER DISCRETIONARY - (4.5)%
41,300	Bally Technologies, Inc. (c)	(1,337,707)
41,700	Big Lots, Inc. (c)	(1,338,153)
92,800	CBS Corp., Class B	(1,199,904)
74,500	Dollar General Corp. (c)	(2,052,475)
90,600	SPDR Consumer Discretionary Select Sector Fund, ETF	(2,639,178)
74,724	SPDR S&P Retail Fund, ETF	(2,660,174)
25,100	WMS Industries, Inc. (c)	(985,175)

		(12,212,766)

CONSUMER STAPLES - (0.9)%
68,300	Green Mountain Coffee Roasters, Inc. (c)	(1,755,310)
61,300	Winn-Dixie Stores, Inc. (c)	(590,932)

		(2,346,242)

ENERGY - (3.7)%
16,236	Continental Resources, Inc. (c)	(724,450)
55,000	Copano Energy LLC	(1,511,400)
35,100	Enterprise Products Partners LP	(1,241,487)
40,300	Goodrich Petroleum Corp. (c)	(483,600)
47,400	MarkWest Energy Partners LP	(1,550,928)
62,100	Regency Energy Partners LP	(1,500,336)
54,200	Targa Resources Partners LP	(1,389,688)
98,900	Weatherford International Ltd. (c)	(1,299,546)
19,500	Western Gas Partners LP	(431,925)

		(10,133,360)

See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO (continued)

As of June 30, 2010	Highland Long/Short Equity Fund

Shares		Value ($)
Short Sales (continued)

FINANCIAL - (6.4)%
113,700	American Campus Communities, Inc. REIT	(3,102,873)
932,300	Blackstone Group LP	(8,912,788)
13,700	Boston Properties, Inc. REIT	(977,358)
15,100	Federal Realty Investment Trust REIT	(1,061,077)
53,700	Host Hotels & Resorts, Inc. REIT	(723,876)
55,700	iShares Dow Jones US Real Estate Index Fund, ETF	(2,629,597)

		(17,407,569)

INDUSTRIALS - (4.0)%
60,208	ABM Industries, Inc.	(1,261,358)
42,100	Acuity Brands, Inc.	(1,531,598)
54,000	Aegean Marine Petroleum Network, Inc.	(1,078,920)
44,700	Bucyrus International, Inc.	(2,121,015)
60,700	Lindsay Corp.	(1,923,583)
40,504	Valmont Industries, Inc.	(2,943,021)

		(10,859,495)

INFORMATION TECHNOLOGY - (8.2)%
40,900	Atheros Communications (c)	(1,126,386)
60,700	Autodesk, Inc. (c)	(1,478,652)
102,000	DealerTrack Holdings, Inc. (c)	(1,677,900)
40,400	Infosys Technologies Ltd., SP ADR	(2,420,364)
146,100	Intersil Corp., Class A	(1,769,271)
86,100	Kenexa Corp. (c)	(1,033,200)
97,200	Logitech International SA (c)	(1,303,452)
110,200	Marvell Technology Group Ltd. (c)	(1,736,752)
381,800	PMC-Sierra, Inc. (c)	(2,871,136)
25,000	Seagate Technology (c)	(326,000)
74,172	Semiconductor HOLDRs Trust, ETF	(1,922,538)
84,749	Synopsys, Inc. (c)	(1,768,712)
129,086	Technology Select Sector SPDR Fund, ETF	(2,633,354)

		(22,067,717)

MATERIALS - (0.3)%
30,000	Vale SA, SP ADR (c)	(730,500)

OTHER - (4.8)%
43,336	iShares Russell 2000 Index Fund, ETF	(2,646,963)
19,530	iShares Russell Midcap Index Fund, ETF	(1,570,798)
66,948	SPDR S&P Midcap 400 Trust, ETF	(8,647,004)

		(12,864,765)

	Total Investments sold short (Proceeds $94,574,900)	(88,622,414)

Other Assets & Liabilities, Net - 65.8%		177,937,070

Net Assets - 100.0%		270,439,238

Contracts		Value ($)
Written Options - 0.0%

WRITTEN CALL OPTIONS - 0.0%

INFORMATION TECHNOLOGY - 0.0%
150	Apple, Inc. Strike Price $270.00, Expiration 07/17/10	(34,500)

OTHER - 0.0%
650	iShares Russell 2000 Index Fund, Strike Price $64.00, Expiration 07/17/10	(40,300)

	Total Written Call Options (Proceeds $224,165)	(74,800)

WRITTEN PUT OPTIONS - 0.0%

INFORMATION TECHNOLOGY - 0.0%
50	Apple, Inc. Strike Price $260.00, Expiration 07/17/10	(68,500)

	Total Written Put Options (Proceeds $26,849)	(68,500)

Total Written Options (Proceeds $251,014)		(143,300)

(a)	Non-income producing security.

(b)	All or part of this security is pledged as collateral for short sales.

(c)	No dividend payable on security sold short.

Transactions in written and purchased options for the period ended June 30, 2010 were as follows:

	Number of
	Contracts	Premium

Outstanding, August 31, 2009	—	$—
Call Options Written	1,292	257,224
Put Options Written	1,180	988,364
Call Options Expired	(434)	(28,187)
Put Options Expired	(593)	(180,109)
Call Options Exercised	(58)	(4,872)
Put Options Closed	(537)	(781,406)

Outstanding, June 30, 2010	850	$251,014

ADR	American Depositary Receipt

ETF	Exchange Traded Fund

HOLDRs	Holding Company Depositary Receipts LP Limited Partnership

LP	Limited Partnership

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipts

SP ADR	Sponsored American Depositary Receipt

12 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2010	Highland Long/Short Healthcare Fund

Shares		Value ($)
Common Stocks - 78.4%

HEALTHCARE - 74.6%

Biotechnology - 9.7%
5,949	Acorda Therapeutics, Inc. (a)(b)	185,073
1,837	Celgene Corp. (a)	93,356
3,061	Dendreon Corp. (a)(b)	98,962
5,510	Gilead Sciences, Inc. (a)(b)	188,883
52,647	Myriad Pharmaceuticals, Inc. (a)	197,953
4,163	United Therapeutics Corp. (a)(b)	203,196

		967,423

Healthcare Equipment - 29.1%
7,795	ArthroCare Corp. (a)(b)	238,917
5,116	Edwards Lifesciences Corp. (a)(b)	286,598
1,068,076	Genesys Ventures IA, L.P. (a)(c)(d)	1,890,495
11,000	Hologic, Inc. (a)	153,230
4,300	Thoratec Corp. (a)(b)	183,739
5,461	UnitedHealth Group, Inc. (b)	155,092

		2,908,071

Healthcare Facilities - 6.7%
10,285	Ensign Group, Inc.	169,908
22,038	Sun Healthcare Group, Inc. (a)	178,067
15,000	Tenet Healthcare Corp. (a)	65,100
6,787	Universal Health Services, Inc., Class B (b)	258,924

		671,999

Healthcare Services - 5.7%
14,815	Alliance HealthCare Services, Inc. (a)	59,852
3,799	Amedisys, Inc. (a)(b)	167,042
4,897	Catalyst Health Solutions, Inc. (a)(b)	168,947
6,122	LHC Group, Inc. (a)(b)	169,886

		565,727

Healthcare Supplies - 2.6%
1,715	Alcon, Inc.	254,146

Healthcare Technology - 2.6%
4,285	Athenahealth, Inc. (a)(b)	111,967
1,959	Cerner Corp. (a)(b)	148,669

		260,636

Life Sciences Tools & Services - 2.5%
1,233	Dionex Corp. (a)	91,809
26,591	Sequenom, Inc. (a)	157,153

		248,962

Managed Healthcare - 6.0%
7,346	AMERIGROUP Corp. (a)(b)	238,598
6,110	Molina Healthcare, Inc. (a)(b)	175,968
3,673	WellPoint, Inc. (a)	179,720

		594,286

Pharmaceuticals - 9.7%
6,122	Abbott Laboratories (b)	286,387
7,000	Eli Lilly & Co.	234,500
6,971	Forest Laboratories, Inc. (a)(b)	191,215
10,407	Pfizer, Inc. (b)	148,404
4,897	Warner Chilcott PLC, Class A (a)(b)	111,896

		972,402

		7,443,652

Other - 3.8%
4,500	UltraShort Health Care ProShares, ETF (a)	176,580
5,406	UltraShort S&P 500 ProShares, ETF (a)	203,643

		380,223

	Total Common Stocks (Cost $7,347,717)	7,823,875

Contracts
Purchased Call Options - 0.0%

HEALTHCARE - 0.0%

Life Sciences Tools & Services - 0.0%
40	Affymax, Inc., Strike Price $22.50, Expiration 07/17/10	100

	Total Purchased Call Options (Cost $27,350)	100

Purchased Put Options - 2.0%

HEALTHCARE - 2.0%

Healthcare Equipment - 2.0%
180	Invacare Corp., Strike Price $ 25.00, Expiration 07/17/10	75,600
200	ResMed, Inc., Strike Price $65.00, Expiration 07/17/10	82,000
286	West Pharmaceutical Services, Inc., Strike Price $35.00, Expiration 08/21/10	45,045

		202,645

	Total Purchased Put Options (Cost $149,353)	202,645

Total Investments - 80.4% (Cost of $7,524,420)		8,026,620

$2,963,320 in cash was segregated or on deposit with the brokers to cover instruments sold short as of June 30, 2010 and is included in “Other Assets & Liabilities, Net”:

Shares
Short Sales - (32.3)%

FINANCIAL - (1.4)%
12,244	eHealth, Inc. (e)	(139,214)

HEALTHCARE - (29.4)%

Biotechnology - (1.0)%
6,873	Myriad Genetics, Inc. (e)	(102,751)

Healthcare Equipment - (9.5)%
9,795	Cyberonics, Inc. (e)	(231,946)
550	Intuitive Surgical, Inc. (e)	(173,591)
8,571	Invacare Corp.	(177,762)
4,591	Medtronic, Inc.	(166,516)
14,692	MELA Sciences, Inc. (e)	(109,308)
1,426	ResMed, Inc. (e)	(86,715)

		(945,838)

See accompanying Notes to Financial Statements. | 13

INVESTMENT PORTFOLIO (continued)

As of June 30, 2010	Highland Long/Short Healthcare Fund

Shares		Value ($)
Short Sales (continued)

HEALTHCARE (Continued)

Healthcare Services - (3.6)%
12,960	CardioNet, Inc. (e)	(71,021)
3,171	Lincare Holdings, Inc. (e)	(103,089)
3,673	Quest Diagnostics, Inc.	(182,805)

		(356,915)

Healthcare Supplies - (4.2)%
8,592	AGA Medical Holdings, Inc. (e)	(109,032)
8,571	West Pharmaceutical Services, Inc.	(312,756)

		(421,788)

Life Sciences Tools & Services - (4.0)%
408	Furiex Pharmaceuticals, Inc. (e)	(4,145)
2,449	Mettler-Toledo International, Inc. (e)	(273,382)
4,897	Pharmaceutical Product Development, Inc.	(124,433)

		(401,960)

Managed Healthcare - (1.5)%
4,897	CIGNA Corp.	(152,101)

Pharmaceuticals - (5.6)%
5,716	AstraZeneca PLC, SP ADR	(269,395)
8,571	Eisai Co., Ltd.	(286,217)

		(555,612)

MATERIALS - (1.5)%
3,061	Sigma-Aldrich Corp.	(152,530)

	Total Investments sold short (Proceeds $3,442,366)	(3,228,709)

Other Assets & Liabilities, Net - 52.0%		5,187,982

Net Assets - 100.0%		9,985,893

(a)	Non-income producing security.

(b)	All or part of this security is pledged as collateral for short sales.

(c)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $1,890,495, or 18.9% of net assets, were valued under fair value procedures as of June 30, 2010.

(d)	Affiliated issuer. Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Assets with a total aggregate market value of $1,890,495, or 18.9% of net assets, were affiliated with the Fund as of June 30, 2010.

(e)	No dividend payable on security sold short.

ETF	Exchange Traded Fund

SP ADR	Sponsored American Depositary Receipt

14 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2010	Highland All Cap Equity Value Fund

Shares		Value ($)
Common Stocks - 94.8%

CONSUMER DISCRETIONARY - 17.9%
4,700	J.C. Penney Co., Inc.	100,956
55,800	KB HOME	613,800
22,000	Meritage Homes Corp. (a)	358,160
69,200	Office Depot, Inc. (a)	279,568
37,300	Ryland Group, Inc.	590,086

		1,942,570

CONSUMER STAPLES - 0.5%
5,400	Dean Foods Co. (a)	54,378

ENERGY - 10.0%
26,400	Arch Coal, Inc.	522,984
1,200	BP PLC, SP ADR	34,656
13,300	Peabody Energy Corp.	520,429

		1,078,069

FINANCIAL - 45.4%
11,600	Avatar Holdings, Inc. (a)	222,488
17,400	Bank of America Corp.	250,038
160,800	Citigroup, Inc. (a)	604,608
138,100	Citizens Republic Bancorp, Inc. (a)	117,385
27,915	First Defiance Financial Corp.	249,560
14,500	First Merchants Corp.	122,960
16,500	First Place Financial Corp.	49,500
9,300	JPMorgan Chase & Co.	340,473
31,500	MainSource Financial Group, Inc.	225,855
83,100	Marshall & Ilsley Corp.	596,658
81,500	MGIC Investment Corp. (a)	561,535
176,200	PMI Group, Inc. (a)	509,218
46,600	Regions Financial Corp.	306,628
14,700	SunTrust Banks, Inc.	342,510
19,200	Zions Bancorporation	414,144

		4,913,560

INDUSTRIALS - 3.9%
80,600	GenCorp, Inc. (a)	353,028
5,800	Tecumseh Products Co., Class A (a)	64,496

		417,524

INFORMATION TECHNOLOGY - 9.9%
46,700	ActivIdentity Corp. (a)	89,197
39,400	Alcatel-Lucent, SP ADR (a)	100,076
52,600	Axcelis Technologies, Inc. (a)	81,530
22,500	Dell, Inc. (a)	271,350
55,300	Motorola, Inc. (a)	360,556
20,000	Verigy Ltd. (a)	173,800

		1,076,509

TELECOMMUNICATION SERVICES - 2.3%
57,900	Sprint Nextel Corp. (a)	245,496

UTILITY - 4.9%
139,000	RRI Energy, Inc. (a)	526,810

	Total Common Stocks (Cost $13,175,208)	10,254,916

Principal Amount ($)		Value ($)
Corporate Notes and Bonds - 1.0%

FINANCIAL - 1.0%
350,000	Motors Liquidation Co. 07/15/23 (b)	107,625

	Total Corporate Notes and Bonds (Cost $124,250)	107,625

Units
Warrants - 2.7%

FINANCIAL - 2.7%
104,400	Bank of America Corp., Expiration 10/28/18 (a)	299,628

	Total Warrants (Cost $431,937)	299,628

Total Investments - 98.5% (Cost of $13,731,395)		10,662,169

Other Assets & Liabilities, Net - 1.5%		157,285

Net Assets - 100.0%		10,819,454

(a)	Non-income producing security.

(b)	The issuer is in default of it’s payment obligation. Income is not being accrued.

SP ADR	Sponsored American Depositary Receipt

See accompanying Notes to Financial Statements. | 15

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2010	Highland Funds I

	Highland	Highland	Highland
	Long/Short	Long/Short	All Cap
	Equity	Healthcare	Equity Value
	Fund	Fund	Fund
	($)	($)	($)
Assets:
Unaffiliated investments, at value (cost $190,793,532, $4,117,755 and $13,731,395, respectively)	181,124,582	6,136,125	10,662,169
Affiliated investments, at value (cost $0, $3,406,665 and $0, respectively)	—	1,890,495	—

Total investments, at value (cost $190,793,532, $7,524,420 and $13,731,395, respectively)	181,124,582	8,026,620	10,662,169
Cash	49,083,678	2,027,530	21,118
Restricted cash (Note 2)	136,579,923	2,963,620	—

Receivable for:
Investments sold	12,057,404	451,071	30,729
Dividend and interest	210,989	991	455
Receivable from Investment Adviser (Note 4)	—	—	40,907
Fund shares sold	2,636,886	91,197	13,334
Prepaid expenses	1,964	72	—
Prepaid offering costs (Note 2)	—	—	93,496
Other assets	—	7,741	—

Total assets	381,695,426	13,568,842	10,862,208

Liabilities:
Securities sold short, at value (proceeds $94,574,900, $3,442,366 and $0, respectively) (Note 2 and 11)	88,622,414	3,228,709	—
Outstanding options written, at value (premiums received $251,014, $0 and $0, respectively) (Note 2 and 11)	143,300	—	—
Due to broker (Cost $2,990,094)	2,717,895	—	—

Payables for:
Investments purchased	16,794,894	309,766	9,884
Fund shares redeemed	2,382,067	—	—
Accrued dividends on securities sold short	40,290	107	—
Investment advisory fees (Note 4)	217,383	—	7,416
Administration fees (Note 4)	43,476	73	1,978
Trustees’ fees (Note 4)	19,275	650	1,155
Distribution and service fees (Note 4)	106,706	486	16
Accounting service fee	19,400	8,000	4,167
Audit fees	53,750	31,750	10,000
Legal fees	2,964	—	1,000
Transfer agent fees	22,981	78	40
Registration fees	13,500	520	998
Accrued expenses and other liabilities	55,893	2,810	6,100

Total liabilities	111,256,188	3,582,949	42,754

Net Assets	270,439,238	9,985,893	10,819,454

Composition of Net Assets:
Par value (Note 1)	25,418	888	1,364
Paid-in capital	269,343,866	9,250,571	13,733,312
Accumulated net investment loss	—	(98,805)	(37,715)
Accumulated net realized gain/(loss) from investments, short positions, purchased options, written options and foreign currency transactions	4,406,505	117,382	191,719
Net unrealized appreciation/(depreciation) on investments, short positions, purchased options, written options and translation of assets and liabilities denominated in foreign currency	(3,336,551)	715,857	(3,069,226)

Net Assets	270,439,238	9,985,893	10,819,454

16 | See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2010	Highland Funds I

	Highland	Highland	Highland
	Long/Short	Long/Short	All Cap
	Equity	Healthcare	Equity Value
	Fund	Fund	Fund
	($)	($)	($)
Class A
Net assets	207,322,940	2,041,679	27,537
Shares outstanding (unlimited authorization)	19,405,749	182,476	3,475
Net asset value per share (Net assets/shares outstanding)	10.68 (a)	11.19 (a)	7.92 (a)
Maximum offering price per share (100 / 94.50 of $10.68, $11.19 and 7.92, respectively)	11.30 (b)	11.84 (b)	8.38 (b)

Class C
Net assets	59,289,734	337,853	7,989
Shares outstanding (unlimited authorization)	5,658,158	30,602	1,010
Net asset value and offering price per share (Net assets/shares outstanding)	10.48 (a)	11.04 (a)	7.91 (a)

Class Z
Net assets	3,826,564	7,606,361	27,007
Shares outstanding (unlimited authorization)	354,097	675,262	3,405
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	10.81	11.26	7.93

Class I
Net assets	—	—	10,756,921
Shares outstanding (unlimited authorization)	—	—	1,356,182
Net asset value, offering and redemption price per share (Net assets/shares outstanding)	—	—	7.93

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge (“CDSC”).

(b)	On sales of $1,000,000 or more, there is no sales charge and therefore the offering price will be lower.

See accompanying Notes to Financial Statements. | 17

STATEMENTS OF OPERATIONS

	Highland Long/Short
	Equity Fund
	Ten Months Ended	Year Ended
	June 30, 2010	August 31, 2009
	($)	($)
Investment Income:
Interest from unaffiliated issuers	30,768	37,246
Dividends from unaffiliated issuers (net of foreign withholding tax of $4,630, $11,206, $532, $1,108 and $0 respectively)	1,258,383	245,723

Total investment income	1,289,151	282,969

Expenses:
Investment advisory fees (Note 4)	3,456,555	811,349
Sub advisory fees	—	—
Administration fees (Note 4)	307,252	72,120
Fund accounting fees (Note 4)	151,171	85,712
Distribution fees: (Note 4)
Class A	117,560	25,180
Class C	253,965	76,629
Service fees: (Note 4)
Class A	293,894	62,948
Class C	84,662	25,543
Transfer agent fees	233,354	54,164
Audit fees	53,750	42,500
Legal fees	271,172	142,472
Trustees’ fees (Note 4)	44,999	6,430
Custodian fees	66,651	28,172
Registration fees	82,452	54,106
Offering cost (Note 2)	—	—
Insurance expense	19,198	57,586
Reports to shareholders	131,844	78,464
Interest Expense (Note 8)	—	3,542
Commitment fees-credit agreement (Note 8)	—	3,157
Other	8,462	5,146
Organization expense (Note 2)	—	—

Total operating expenses	5,576,941	1,635,220

Fees and expenses waived by Investment Adviser (Note 4)	(1,920,322)	(510,221)
Fees and expenses waived by Sub-Adviser	—	—
Fees and expenses reimbursed by Investment Adviser (Note 4)	—	(149,872)
Fees and expenses waived by Administrator (Note 4)	—	(11,894)

Net operating expenses	3,656,619	963,233

Dividends and fees on short sales (Note 2)	1,068,293	212,485

Net expenses	4,724,912	1,175,718

Net investment loss	(3,435,761)	(892,749)

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	22,421,594	(2,448,334)
Net realized gain/(loss) on short positions (Note 2)	(9,754,046)	(192,779)
Net realized gain/(loss) on purchased options (Note 2)	(195,009)	(84,515)
Net realized gain/(loss) on written options (Note 2)	309,141	(21,193)
Net realized gain/(loss) on foreign currency transactions	47,108	(1,018)
Net change in unrealized appreciation/(depreciation) on investments	(14,593,937)	4,692,552
Net change in unrealized appreciation/(depreciation) on short positions (Note 2)	6,429,062	189,113
Net change in unrealized appreciation/(depreciation) on purchased options (Note 2)	(11,210)	—
Net change in unrealized appreciation/(depreciation) on written options (Note 2)	107,714	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	272,199	—

Net realized and unrealized gain/(loss) on investments	5,032,616	2,133,826

Net increase/(decrease) in net assets from operations	1,596,855	1,241,077

(a)	Highland All Cap Equity Value Fund commenced operations on April 9, 2010.

18 | See accompanying Notes to Financial Statements.

		Highland All Cap
Highland Long/Short		Equity Value
Healthcare Fund		Fund
Ten Months Ended	Year Ended	Period Ended
June 30, 2010	August 31, 2009	June 30, 2010 (a)
($)	($)	($)

3,959	6,013	264

6,802	4,633	11,070

10,761	10,646	11,334

15,081	14,396	21,882
15,080	—	—
8,414	4,798	5,835
73,145	82,098	5,950

216	167	7
1,028	1,235	17

540	417	18
343	412	6
513	433	264
31,750	24,000	10,000
68,556	55,120	13,294
1,259	805	1,155
2,044	1,841	3,600
42,550	35,441	5,173
—	100,339	28,416
689	9,578	—
11,283	11,790	4,119
—	—	—
—	748	—
2,019	18,579	1,429
—	—	38,354

274,510	362,197	139,519

(15,081)	(14,396)	—
(15,080)	—	—
—	(20,024)	(76,318)
(7,993)	(4,559)	—

236,356	323,218	63,201

1,107	—	—

237,463	323,218	63,201

(226,702)	(312,572)	(51,867)

285,669	(178,478)	197,861
46,716	—	—
2,599	—	—
—	—	—
—	—	—
94,024	286,962	(3,069,226)
213,657	—	—
26,042	—	—
—	—	—

—	—	—

668,707	108,484	(2,871,365)

442,005	(204,088)	(2,923,232)

See accompanying Notes to Financial Statements. | 19

STATEMENTS OF CHANGES IN NET ASSETS

	Highland Long/Short
	Equity Fund
	Ten Months Ended	Year Ended	Year Ended
	June 30, 2010	August 31, 2009	August 31, 2008
	($)	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment loss	(3,435,761)	(892,749)	(140,141)
Net realized gain/(loss) on investments, short positions, purchased options, written options and foreign currency transactions	12,828,788	(2,747,839)	211,204
Net change in unrealized appreciation/(depreciation) on investments, short positions, purchased options, written options and translation of assets and liabilities denominated in foreign currency	(7,796,172)	4,881,665	(430,868)

Net increase/(decrease) in net assets from operations	1,596,855	1,241,077	(359,805)

Distributions Declared to Shareholders From net investment income:
Class A	—	(12,466)	(81,797)
Class C	—	(5,078)	(17,020)
Class Z	—	(14)	(41,861)

Total distributions from net investment income	—	(17,558)	(140,678)

From capital gains:
Class A	(1,085,013)	—	(699,776)
Class C	(313,707)	—	(266,646)
Class Z	(11,918)	—	(281,565)

Total distributions from capital gains	(1,410,638)	—	(1,247,987)

Total distributions declared to shareholders	(1,410,638)	(17,558)	(1,388,665)

Share Transactions

Class A
Subscriptions	194,984,814	53,692,474	7,684,799
Distributions reinvested	545,041	9,760	726,440
Redemptions (Note 5)	(44,564,830)	(16,287,843)	(6,479,290)

Net increase	150,965,025	37,414,391	1,931,949

Class C
Subscriptions	43,519,795	14,721,084	5,361,697
Distributions reinvested	172,728	3,222	223,698
Redemptions (Note 5)	(4,071,828)	(2,826,476)	(3,011,838)

Net increase	39,620,695	11,897,830	2,573,557

Class Z
Subscriptions	7,965,556	1,015,379	559,924
Distributions reinvested	3,563	14	323,253
Redemptions (Note 5)	(5,225,346)	(5,685,506)	(2,285,260)

Net increase/(decrease)	2,743,773	(4,670,113)	(1,402,083)

Class I
Subscriptions	—	—	—
Redemptions (Note 5)	—	—	—

Net increase	—	—	—

Net increase/(decrease) from share transactions	193,329,493	44,642,108	3,103,423

Total increase/(decrease) in net assets	193,515,710	45,865,627	1,354,953

Net Assets
Beginning of period	76,923,528	31,057,901	29,702,948

End of period	270,439,238	76,923,528	31,057,901

Accumulated net investment income/(loss)	—	3,371	6,661

(a)	Highland Long/Short Healthcare Fund commenced operations on May 5, 2008.

(b)	Highland All Cap Equity Value Fund commenced operations on April 9, 2010.
20 | See accompanying Notes to Financial Statements.

Highland Funds I

Highland Long/Short			Highland All Cap
Healthcare Fund			Equity Value Fund
		Period Ended
Ten Months Ended	Year Ended	August 31,	Period Ended
June 30, 2010	August 31, 2009	2008 (a)	June 30, 2010 (b)
($)	($)	($)	($)

(226,702)	(312,572)	(11,528)	(51,867)

334,984	(178,478)	72,226	197,861

333,723	286,962	95,172	(3,069,226)

442,005	(204,088)	155,870	(2,923,232)

—	—	—	—
—	—	—	—
—	(1,273)	—	—

—	(1,273)	—	—

—	(5,741)	—	—
—	(5,949)	—	—
—	(60,536)	—	—

—	(72,226)	—	—

—	(73,499)	—	—

1,883,453	27,691	150,000	35,100
—	5,741	—	—
(1,085)	(17,457)	—	—

1,882,368	15,975	150,000	35,100

166,700	23,700	155,000	10,100
—	5,949	—	—
—	(27,826)	—	—

166,700	1,823	155,000	10,100

5,523,328	13,294	6,793,239	33,249
—	61,809	—	—
—	(5,097,931)	—	—

5,523,328	(5,022,828)	6,793,239	33,249

—	—	—	15,659,102
—	—	—	(1,994,865)

—	—	—	13,664,237

7,572,396	(5,005,030)	7,098,239	13,742,686

8,014,401	(5,282,617)	7,254,109	10,819,454

1,971,492	7,254,109	—	—

9,985,893	1,971,492	7,254,109	10,819,454

(98,805)	(99,045)	(11,308)	(37,715)

See accompanying Notes to Financial Statements. | 21

STATEMENTS OF CHANGES IN NET ASSETS

	Highland Long/Short
	Equity Fund
	Ten Months Ended	Year Ended	Year Ended
	June 30, 2010	August 31, 2009	August 31, 2008
	($)	($)	($)
Changes in Shares
Class A
Subscriptions	18,088,526	5,421,752	710,594
Issued for distributions reinvested	49,147	1,056	69,053
Redemptions	(4,166,677)	(1,674,080)	(627,619)

Net increase	13,970,996	3,748,728	152,028

Class C
Subscriptions	4,112,100	1,505,998	502,314
Issued for distributions reinvested	15,818	352	21,345
Redemptions	(385,744)	(293,289)	(289,654)

Net increase/(decrease)	3,742,174	1,213,061	234,005

Class Z
Subscriptions	736,454	101,238	50,673
Issued for distributions reinvested	318	2	30,698
Redemptions	(475,870)	(579,364)	(226,255)

Net increase/(decrease)	260,902	(478,124)	(144,884)

Class I
Subscriptions	—	—	—
Redemptions	—	—	—

Net increase	—	—	—

(a)	Highland Long/Short Healthcare Fund commenced operations on May 5, 2008.

(b)	Highland All Cap Equity Value Fund commenced operations on April 9, 2010.
22 | See accompanying Notes to Financial Statements.

Highland Funds I

Highland Long/Short			Highland All Cap
Healthcare Fund			Equity Value Fund
		Period Ended
Ten Months Ended	Year Ended	August 31,	Period Ended
June 30, 2010	August 31, 2009	2008 (a)	June 30, 2010 (b)
($)	($)	($)	($)

166,281	2,486	15,000	3,475
—	520	—	—
(101)	(1,710)	—	—

166,180	1,296	15,000	3,475

15,119	2,114	15,501	1,010
—	541	—	—
—	(2,673)	—	—

15,119	(18)	15,501	1,010

498,580	1,177	673,099	3,405
—	5,584	—	—
—	(503,178)	—	—

498,580	(496,417)	673,099	3,405

—	—	—	1,577,485
—	—	—	(221,303)

—	—	—	1,356,182
See accompanying Notes to Financial Statements. | 23

STATEMENT OF CASH FLOWS
Highland Long/Short Equity Fund

		For the
	For the Ten	Year Ended
	Months Ended	August
	June 30, 2010	31, 2009
	($)	($)

Cash Flows Provided by Operating Activities
Net investment loss	(3,435,761)	(892,749)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investments securities	(765,398,661)	(166,379,539)
Proceeds from disposition of investment securities	660,159,798	124,810,961
Purchases of securities sold short	(543,831,303)	(109,565,191)
Proceeds from securities sold short	597,974,710	126,392,458
Purchases of purchased options	(998,673)	—
Proceeds from purchased options	785,454	—
Purchases of written options	1,240,716	71,136
Proceeds from written options	(680,561)	(92,329)
Increase in restricted cash	(112,121,334)	(5,501,879)
Effect of exchange rate changes on cash	319,307	(1,018)
Increase in dividends, interest and fees receivable	(161,861)	(33,773)
Decrease/(increase) in receivable from Investment Adviser	149,872	(149,872)
Increase in receivable for investments sold	(5,351,628)	(6,066,735)
Decrease in prepaid expenses	19,198	—
Decrease in other assets	10,000	24,585
Increase in payable for dividends on short positions	15,045	17,446
Increase in payable for investments purchased	8,784,521	7,325,554
Increase in Due to broker	2,717,895	—
Increase/(decrease) in payables to related parties	279,934	(30,929)
Increase/(decrease) in other liabilities	204,399	(7,969)

Net cash flow used by operating activities	(159,318,933)	(30,079,843)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	247,063,759	67,123,924
Payment of shares redeemed	(51,748,679)	(24,676,409)
Distributions paid in cash	(1,410,638)	—

Net cash flow provided by financing activities	193,904,442	42,447,515

Net increase in cash	34,585,509	12,367,672

Cash
Beginning of the period	14,498,169	2,130,497

End of the period	49,083,678	14,498,169

24 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS
Highland Long/Short Healthcare Fund

		For the
	For the Ten	Year Ended
	Months Ended	August
	June 30, 2010	31, 2009
	($)	($)

Cash Flows Provided by Operating Activities
Net investment loss	(226,702)	(312,572)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investments securities	(14,175,314)	(500,312)
Proceeds from disposition of investment securities	8,641,196	2,253,670
Purchases of securities sold short	(381,979)	—
Proceeds from securities sold short	3,871,061	—
Net purchases of purchased options	(186,942)	—
Increase in restricted cash	(2,963,620)	—
Increase/(decrease) in dividends, interest and fees receivable	(941)	4,587
Decrease in receivable from Investment Adviser	—	18,743
Increase in receivable for investments sold	(451,071)	—
Decrease in prepaid expenses	689	—
Increase/(decrease) in other assets	(7,741)	109,107
Net amortization of premium/(discount)	—	(176)
Increase/(decrease) in payable for investments purchased	309,766	(2,043,076)
Increase in payables to related parties	607	20
Increase in other liabilities	2,437	9,936

Net cash flow used by operating activities	(5,568,554)	(460,073)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	7,482,285	66,306
Payment of shares redeemed	(1,085)	(5,143,214)

Net cash flow provided/(used) by financing activities	7,481,200	(5,076,908)

Net increase/(decrease) in cash	1,912,646	(5,536,981

Cash
Beginning of the period/year	114,884	5,651,865

End of the period/year	2,027,530	114,884

See accompanying Notes to Financial Statements. | 25

STATEMENT OF CASH FLOWS

For the Three Months Ended June 30, 2010	Highland All Cap Equity Value Fund

($)

Cash Flows Provided by Operating Activities
Net investment loss	(51,867)

Adjustments to Reconcile Net Investment Income to Net Cash Provided by Operating Activities
Purchases of investment securities	(18,905,607)
Proceeds from disposition of investment securities	5,372,073
Increase in dividends, interest and fees receivable	(455)
Increase in receivable for investment adviser	(40,907)
Increase in receivable for investments sold	(30,729)
Increase in prepaid offering costs	(93,496)
Increase in payable for investments purchased	9,884
Increase in payables to related parties	10,565
Increase in other liabilities	22,305

Net cash flow used by operating activities	(13,708,234)

Cash Flows Provided by Financing Activities
Proceeds from shares sold	15,724,219
Payment of shares redeemed	(1,994,867)

Net cash flow provided by financing activities	13,729,352

Net increase in cash	21,118

Cash
Beginning of the period	—

End of the period	21,118

26 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Long/Short Equity Fund, Class A
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the		For the
	Ten Months		Year		Year		Period
	Ended		Ended		Ended		Ended
	06/30/10(a)		08/31/09		08/31/08		08/31/07(a)(b)
Net Asset Value, Beginning of Period	$10.37		$10.50		$10.92		$10.00

Income from Investment Operations:
Net investment loss	(0.19	)(c)	(0.23	)(c)	(0.04	)(c)	(0.01)
Redemption fees added to paid-in capital	0.01	(c)	0.01	(c)	—	(c)(d)	—	(d)
Net realized and unrealized gain	0.59	(c)	0.10	(c)	0.04	(c)	0.93

Total from investment operations	0.41		(0.12)		—		0.92

Less Distributions Declared to Shareholders:
From net investment income	—		(0.01)		(0.04)		—
From net realized gains	(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.10)		(0.01)		(0.42)		—

Net Asset Value, End of Period	$10.68		$10.37		$10.50		$10.92
Total return(e)	3.90	%(f)	(1.16)%		0.01%		9.20	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$207,323		$56,364		$17,711		$16,757
Total operating expenses excluding interest expense	3.49%		4.35%		4.33%		5.25%
Interest expense	—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(g)	2.24%		2.50%		2.48%		2.95%
Dividends for short positions	0.70%		0.59%		0.34%		0.01%
Net expenses(g)	2.94%		3.09%		2.82%		2.96%
Net investment loss	(2.10)%		(2.30)%		(0.36)%		(0.41)%
Portfolio turnover rate	496	%(f)	443%		206%		58	%(f)

(a)	All ratios for the period have been annualized, unless otherwise indicated.

(b)	Highland Long/Short Equity Fund, Class A commenced operations on December 5, 2006.

(c)	Per share data was calculated using average shares outstanding during the period.

(d)	Represents less than $0.005 per share.

(e)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 27

FINANCIAL HIGHLIGHTS
Highland Long/Short Equity Fund, Class C
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the		For the
	Ten Months		Year		Year		Period
	Ended		Ended		Ended		Ended
	06/30/10(a)		08/31/09		08/31/08		08/31/07(a)(b)
Net Asset Value, Beginning of Period	$10.22		$10.42		$10.90		$10.00

Income from Investment Operations:
Net investment loss	(0.24	)(c)	(0.29	)(c)	(0.11	)(c)	(0.03)
Redemption fees added to paid-in capital	0.01	(c)	0.01	(c)	—	(c)(d)	—	(d)
Net realized and unrealized gain	0.59	(c)	0.09	(c)	0.03	(c)	0.93

Total from investment operations	0.36		(0.19)		(0.08)		0.90

Less Distributions Declared to Shareholders:
From net investment income	—		(0.01)		(0.02)		—
From net realized gains	(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.10)		(0.01)		(0.40)		—

Net Asset Value, End of Period	$10.48		$10.22		$10.42		$10.90
Total return(e)	3.46	%(f)	(1.84)%		(0.74)%		9.00	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$59,290		$19,585		$7,324		$5,109
Total operating expenses excluding interest expense	4.14%		5.00%		4.98%		5.90%
Interest expense	—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(g)	2.89%		3.15%		3.13%		3.60%
Dividends for short positions	0.70%		0.59%		0.34%		0.01%
Net expenses(g)	3.59%		3.74%		3.47%		3.61%
Net investment loss	(2.75)%		(2.95)%		(1.01)%		(1.06)%
Portfolio turnover rate	496	%(f)	443%		206%		58	%(f)

(a)	All ratios for the period have been annualized, unless otherwise indicated.

(b)	Highland Long/Short Equity Fund, Class C commenced operations on December 5, 2006.

(c)	Per share data was calculated using average shares outstanding during the period.

(d)	Represents less than $0.005 per share.

(e)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Net expense ratio has been calculated after applying any waiver/reimbursement.
28 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Long/Short Equity Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the		For the
	Ten Months		Year		Year		Period
	Ended		Ended		Ended		Ended
	06/30/10(a)		08/31/09		08/31/08		08/31/07(a)(b)
Net Asset Value, Beginning of Period	$10.46		$10.54		$10.94		$10.00

Income from Investment Operations:
Net investment loss	(0.16	)(c)	(0.20	)(c)	—	(c)(d)	0.00
Redemption fees added to paid-in capital	0.01	(c)	0.01	(c)	—	(c)(d)	—	(d)
Net realized and unrealized gain	0.60	(c)	0.12	(c)	0.04	(c)	0.94

Total from investment operations	0.45		(0.07)		0.04		0.94

Less Distributions Declared to Shareholders:
From net investment income	—		(0.01)		(0.06)		—
From net realized gains	(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.10)		(0.01)		(0.44)		—

Net Asset Value, End of Period	$10.81		$10.46		$10.54		$10.94
Total return(e)	4.25	%(f)	(0.68)%		0.31%		9.40	%(f)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$3,827		$975		$6,023		$7,837
Total operating expenses excluding interest expense	3.14%		4.00%		3.98%		4.90%
Interest expense	—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(g)	1.89%		2.15%		2.13%		2.60%
Dividends for short positions	0.70%		0.59%		0.34%		0.01%
Net expenses(g)	2.59%		2.74%		2.47%		2.61%
Net investment loss	(1.75)%		(1.95)%		(0.01)%		(0.06)%
Portfolio turnover rate	496	%(f)	443%		206%		58	%(f)

(a)	All ratios for the period have been annualized, unless otherwise indicated.

(b)	Highland Long/Short Equity Fund, Class Z commenced operations on December 5, 2006.

(c)	Per share data was calculated using average shares outstanding during the period.

(d)	Represents less than $0.005 per share.

(e)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 29

FINANCIAL HIGHLIGHTS
Highland Long/Short Healthcare Fund, Class A
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the
	Ten Months		Year		Period
	Period Ended		Ended		Ended
	06/30/10(a)		08/31/09		08/31/08(a)(b)
Net Asset Value, Beginning of Period	$9.42		$10.30		$10.00

Income from Investment Operations:
Net investment loss	(0.51	)(c)	(1.37	)(c)	(0.03)
Redemption fees added to paid-in-capital	—		0.02	(c)	—
Net realized and unrealized gain	2.28	(c)	0.82	(c)	0.33

Total from investment operations	1.77		(0.53)		0.30

Less Distributions Declared to Shareholders:
From net investment income	—		—		—
From net realized gains	—		(0.35)		—

Total distributions declared to shareholders	—		(0.35)		—

Net Asset Value, End of Period	$11.19		$9.42		$10.30
Total return(d)	18.79	%(e)	(5.61)%		3.00	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$2,042		$154		$155
Total operating expenses	6.83%		15.35%		6.85%
Waiver/reimbursement	(0.91)%		(1.62)%		(4.50)%
Net operating expenses(f)	5.92%		13.73%		2.35%
Dividends for short positions	0.03%		—		—
Net expenses(f)	5.95%		13.73%		2.35%
Net investment loss	(5.69)%		(13.29)%		(1.00)%
Portfolio turnover rate	262	%(e)	23%		36	%(e)

(a)	All ratios for the period have been annualized, unless otherwise indicated.

(b)	Highland Long/Short Healthcare Fund, Class A commenced operations on May 5, 2008.

(c)	Per share data was calculated using average shares outstanding during the period.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
30 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland Long/Short Healthcare Fund, Class C
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the
	Ten Months		Year		Period
	Period Ended		Ended		Ended
	06/30/10(a)		08/31/09		08/31/08(a)(b)
Net Asset Value, Beginning of Period	$9.33		$10.28		$10.00

Income from Investment Operations:
Net investment loss	(0.55	)(c)	(1.43	)(c)	(0.05)
Redemption fees added to paid-in-capital	—		0.02	(c)	—
Net realized and unrealized gain	2.26	(c)	0.81	(c)	0.33

Total from investment operations	1.71		(0.60)		0.28

Less Distributions Declared to Shareholders:
From net investment income	—		—		—
From net realized gains	—		(0.35)		—

Total distributions declared to shareholders	—		(0.35)		—

Net Asset Value, End of Period	$11.04		$9.33		$10.28
Total return(d)	18.33	%(e)	(6.32)%		2.80	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$338		$145		$159
Total operating expenses	7.48%		16.00%		7.50%
Waiver/reimbursement	(0.91)%		(1.62)%		(4.50)%
Net operating expenses(f)	6.57%		14.38%		3.00%
Dividends for short positions	0.03%		—		—
Net expenses(f)	6.60%		14.38%		3.00%
Net investment loss	(6.34)%		(13.94)%		(1.65)%
Portfolio turnover rate	262	%(e)	23%		36	%(e)

(a)	All ratios for the period have been annualized, unless otherwise indicated.

(b)	Highland Long/Short Healthcare Fund, Class C commenced operations on May 5, 2008.

(c)	Per share data was calculated using average shares outstanding during the period.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 31

FINANCIAL HIGHLIGHTS
Highland Long/Short Healthcare Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the		For the		For the
	Ten Months		Year		Period
	Period Ended		Ended		Ended
	06/30/10(a)		08/31/09		08/31/08(a)(b)
Net Asset Value, Beginning of Period	$9.47		$10.31		$10.00

Income from Investment Operations:
Net investment loss	(0.49	)(c)	(1.34	)(c)	(0.02)
Redemption fees added to paid-in-capital	—		0.02	(c)	—
Net realized and unrealized gain	2.28	(c)	0.84	(c)	0.33

Total from investment operations	1.79		(0.48)		0.31

Less Distributions Declared to Shareholders:
From net investment income	—		(0.01)		—
From net realized gains	—		(0.35)		—

Total distributions declared to shareholders	—		(0.36)		—

Net Asset Value, End of Period	$11.26		$9.47		$10.31
Total return(d)	18.90	%(e)	(5.15)%		3.10	%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$7,606		$1,673		$6,940
Total operating expenses	6.48%		15.00%		6.50%
Waiver/reimbursement	(0.91)%		(1.62)%		(4.50)%
Net operating expenses(f)	5.57%		13.38%		2.00%
Dividends for short positions	0.03%		—		—
Net expenses(f)	5.60%		13.38%		2.00%
Net investment loss	(5.34)%		(12.94)%		(0.65)%
Portfolio turnover rate	262	%(e)	23%		36	%(e)

(a)	All ratios for the period have been annualized, unless otherwise indicated.

(b)	Highland Long/Short Healthcare Fund, Class Z commenced operations on May 5, 2008.

(c)	Per share data was calculated using average shares outstanding during the period.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
32 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland All Cap Equity Value Fund, Class A
Selected data for a share outstanding throughout each period is as follows:

	For the
	Period Ended
	06/30/10(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment loss	(0.05	)(b)
Redemption fees added to paid-in-capital	—	(b)(c)
Net realized and unrealized gain	(2.03	)(b)

Total from investment operations	(2.08)

Less Distributions Declared to Shareholders:
From net investment income	—
From net realized gains	—

Total distributions declared to shareholders	—

Net Asset Value, End of Period	$7.92
Total return(d)	(20.80	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$28
Total operating expenses	5.13%
Waiver/reimbursement	(2.62)%
Net expenses(f)	2.51%
Net investment loss	(2.13)%
Portfolio turnover rate	44	%(e)

(a)	Highland All Cap Equity Value Fund, Class A commenced operations on April 09, 2010. All ratios for the period have been annualized, unless otherwise indicated.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 33

FINANCIAL HIGHLIGHTS
Highland All Cap Equity Value Fund, Class C
Selected data for a share outstanding throughout each period is as follows:

	For the
	Period Ended
	06/30/10(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment loss	(0.06	)(b)
Redemption fees added to paid-in-capital	—	(b)(c)
Net realized and unrealized gain	(2.03	)(b)

Total from investment operations	(2.09)

Less Distributions Declared to Shareholders:
From net investment income	—
From net realized gains	—

Total distributions declared to shareholders	—

Net Asset Value, End of Period	$7.91
Total return(d)	(20.90	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$8
Total expenses	5.78%
Waiver/reimbursement	(2.62)%
Net expenses(f)	3.16%
Net investment loss	(2.78)%
Portfolio turnover rate	44	%(e)

(a)	Highland All Cap Equity Value Fund, Class C commenced operations on April 09, 2010. All ratios for the period have been annualized, unless otherwise indicated.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
34 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Highland All Cap Equity Value Fund, Class Z
Selected data for a share outstanding throughout each period is as follows:

	For the
	Period Ended
	06/30/10(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment loss	(0.04	)(b)
Redemption fees added to paid-in-capital	—	(b)(c)
Net realized and unrealized gain	(2.03	)(b)

Total from investment operations	(2.07)

Less Distributions Declared to Shareholders:
From net investment income	—
From net realized gains	—

Total distributions declared to shareholders	—

Net Asset Value, End of Period	$7.93
Total return(d)	(20.70	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$27
Total operating expenses	4.78%
Waiver/reimbursement	(2.62)%
Net expenses(f)	2.16%
Net investment loss	(1.78)%
Portfolio turnover rate	44	%(e)

(a)	Highland All Cap Equity Value Fund, Class Z commenced operations on April 09, 2010. All ratios have been annualized unless otherwise indicated.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
See accompanying Notes to Financial Statements. | 35

FINANCIAL HIGHLIGHTS
Highland All Cap Equity Value Fund, Class I
Selected data for a share outstanding throughout each period is as follows:

	For the
	Period Ended
	06/30/10(a)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment loss	(0.04	)(b)
Redemption fees added to paid-in-capital	—	(b)(c)
Net realized and unrealized gain	(2.03	)(b)

Total from investment operations	(2.07)

Less Distributions Declared to Shareholders:
From net investment income	—
From net realized gains	—

Total distributions declared to shareholders	—

Net Asset Value, End of Period	$7.93
Total return(d)	(20.70	)%(e)

Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$10,757
Total operating expenses	4.78%
Waiver/reimbursement	(2.62)%
Net expenses(f)	2.16%
Net investment loss	(1.78)%
Portfolio turnover rate	44	%(e)

(a)	Highland All Cap Equity Value Fund, Class I commenced operations on April 09, 2010. All ratios have been annualized unless otherwise indicated.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Represents less than $0.005 per share.

(d)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	Net expense ratio has been calculated after applying any waiver/reimbursement.
36 | See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010	Highland Funds I
Note 1. Organization
Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with three separate portfolios, each of which is non-diversified: Highland Long/Short Equity Fund (the “Long/Short Equity Fund”), Highland Long/Short Healthcare Fund (the “Long/Short Healthcare Fund”) (formerly, Highland Healthcare Fund) and the Highland All Cap Equity Value Fund (the “All Cap Equity Value Fund”) (each a “Fund” and, collectively, the “Funds”). On March 22, 2010, the Board of Trustees approved a change in the fiscal year end of Long/Short Equity Fund and Long/Short Healthcare Fund from August 31 to June 30; All Cap Equity Value Fund had its fiscal year end fixed at June 30 at its organizational meeting on such date.
The Long/Short Healthcare Fund was temporarily closed to new investments effective March 27, 2009, but was reopened to new investments effective December 7, 2009. The All Cap Equity Value Fund commenced operations on April 9, 2010.
Investment Objectives
The investment objectives of the Funds are as follows:
Long/Short Equity Fund. To seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.
Long/Short Healthcare Fund. To seek long-term capital appreciation.
All Cap Equity Value Fund. To seek long-term growth of capital.
Fund Shares
Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). The Funds currently offer Class A, Class C and Class Z Shares. Additionally, the All Cap Equity Value Fund offers Class I Shares. Class A Shares are sold with a front- end sales charge. Class A and Class C may be subject to a contingent deferred sales charge. Class I and Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.
At June 30, 2010, Highland Capital Management L.P. (the “Investment Adviser”) owned 0.08%, 68.86% and 0.16%, of the total shares outstanding of the Long/Short Equity Fund, Long/Short Healthcare Fund and All Cap Equity Value Fund, respectively.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments
In computing each Funds’ net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service.
Securities for which market quotations are not readily available and for which the Funds have determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (including when events materially affect the value of securities that occur between the time when market price is determined and calculation of the Funds’ net asset value), will be valued by the Funds at fair value, as determined by the Funds’ Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ net asset value will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. Determination of fair value is uncertain because it involves subjective judgments and estimates not easily substantiated.
Annual Report | 37

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010	Highland Funds I
There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term debt investments, that is those with a remaining maturity of 60 days or less, are valued at amortized cost, a method of valuation which approximates market values. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Fair Value Measurements:
The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:
Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets as of June 30, 2010 is as follows:

			Level 2
			Other	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	06/30/10	Prices	Inputs	Inputs
Long/Short Equity Fund
Common Stocks*	$181,117,582	$181,117,582	$—	$—

Purchased Options by Risk Category Equity Contracts	$7,000	$7,000	$—	$—

Total Investments in Securities	$181,124,582	$181,124,582	$—	$—

Short Sales*	$(88,622,414)	$(88,622,414)	$—	$—

Total Short Sales	$(88,622,414)	$(88,622,414)	$—	$—

Written Options by Risk Category Equity Contracts	$(143,300)	$(143,300)	$—	$—

Total Written Options	$(143,300)	$(143,300)	$—	$—

*	Pease refer to the Investment Portfolio for industry breakout.
38 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010	Highland Funds I

			Level 2
			Other	Level 3
	Total Market	Level 1	Significant	Significant
	value at	Quoted	Observable	Unobservable
	06/30/10	Prices	Inputs	Inputs
Long/Short Healthcare Fund
Common Stocks
Biotechnology	$967,423	$967,423	$—	$ –––
Healthcare Equipment	$2,908,071	$1,017,576	$—	$1,890,495
Healthcare Facilities	$671,999	$671,999	$—	$—
Healthcare Services	$565,727	$565,727	$—	$
Healthcare Supplies	$254,146	$254,146	$—	$—
Healthcare Technology	$260,636	$260,636	$—	$—
Life Sciences Tools & Services	$248,962	$248,962	$—	$—
Managed Healthcare	$594,286	$594,286	$—	$—
Pharmaceuticals	$972,402	$972,402	$—	$—
Other	$380,223	$380,223	$—	$—

Purchased Call Options	$100	$100	$—	$—

Total Purchased Call Options	$100	$100	$—	$—

Purchased Put Options	$202,645	$202,645	$—	$—

Total Investments in Securities	$8,026,620	$6,136,125	$—	$1,890,495

Short Sales*	$(3,228,709)	$(3,228,709)	$—	$—

Total Short Sales	$(3,228,709)	$(3,228,709)	$—	$—

All Cap Equity Value Fund
Common Stocks*	$10,254,916	$10,254,916	$—	$—

Corporate Debt	$107,625	$107,625	$—	$—

Warrants Equity Contracts	$299,628	$299,628	$—	$—

Total Investments in Securities	$10,662,169	$10,662,169	$—	$—

*	Please refer to the Investment Portfolio for industry breakout.
The table below sets forth a summary of changes in the Long/Short Healthcare Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended June 30, 2010. The Long/Short Equity Fund and the All Cap Equity Value Fund had no Level 3 assets as of August 31, 2009 or June 30, 2010.
The net unrealized gains presented in the table above relate to investments that were held at June 30, 2010. The Fund presents these unrealized gains on the Statement of Operations as net change in unrealized appreciation/ (depreciation) on investments.

Long/Short Healthcare Fund
Assets at Fair Value using	Medical
unobservable inputs (Level 3)	Equipment
Balance as of August 31, 2009	$1,367,137
Transfers in/(out) of Level 3	—
Net amortization/(accretion) of premium/(discount)	—
Net realized gains/(losses)	—
Net unrealized gains/(losses)	523,358
Net purchases and sales	—

Balance as of June 30, 2010	$1,890,495

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
Security Transactions
Security transactions are accounted for on the trade date. Cost and gains/(losses) are determined based upon the specific identification method for both financial statement and U.S. federal income tax purposes.
Cash and Cash Equivalents
The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are
Annual Report | 39

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010	Highland Funds I
valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U. S. dollars on the date of the statement of assets and liabilities. At June 30, 2010, the Funds did not have any cash or cash equivalents denominated in foreign currency.
Short Sales
The Long/Short Equity Fund and the Long/Short Healthcare Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Cash held as collateral for short sales is classified as restricted cash on Long/Short Equity Fund’s and Long/Short Healthcare Fund’s Statement of Assets and Liabilities. Restricted cash in the amount of $88,579,923 and $2,962,980 is held with the broker and for the Long/Short Equity Fund and the Long/Short Healthcare Fund, respectively. Restricted cash in the amount of $48,000,000 for the Long/Short Equity Fund and $640 for the Long/Short Healthcare Fund is held in each Fund’s segregated account at PFPC Trust Company, the Funds’ custodian. Additionally, securities valued at $12,931,949 and $2,823,080 were posted in the Long Short Equity Fund and the Long/Short Healthcare Fund’s segregated accounts as collateral.
Options
The Funds may utilize options on securities or indexes to varying degrees as part of its principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.
If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.
The Long/Short Equity Fund has written calls to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategy of the Fund.
The Long/Short Healthcare Fund has purchased options to provide leveraged long exposure to the underlying equity, which is consistent with the investment strategy of the Fund.
Financial Instruments
The Funds adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.
The fair value of derivative instruments on the Statement of Assets and Liabilities and whose primary underlying risk exposure is equity price risk at June 30, 2010 was as follows:

	Fair Value
Derivative	Asset Derivatives	Liability Derivatives
Long/Short Equity Fund
Options	$7,000	$143,300
Long/Short Healthcare Fund
Options	$202,645	$—
All Cap Equity Value Fund
Warrants	$299,618	$—
The effect of derivative instruments on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period ended June 30, 2010 was as follows:

		Net
	Net	Change in Unrealized
	Realized Gain (Loss)	Appreciation/(Depreciation)
Derivative	on Derivatives(1)	on Derivatives(2)
Long/Short Equity Fund
Purchased Options	$(195,009)	$(11,210)
Written Options	309,141	107,714
Long/Short Healthcare Fund
Purchased Options	$46,716	$26,042
All Cap Equity Value Fund
Warrants	$—	$132,309

(1)	Statement of Operations location: Net realized gain/(loss) on written options, and purchased options.

(2)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on written options, investments and purchased options.
40 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010	Highland Funds I
For the period ended June 30, 2010, the Funds’ average volume of derivatives is as follows:

		Purchased	Written
	Warrants	Options	Options
Fund	(Units)	(Contracts)	(Contracts)
Long/Short Equity Fund	—	431	196
Long/Short Healthcare Fund	—	149	—
All Cap Equity Value Fund	104,400	—	—
Income Recognition
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments.
Determination of Class Net Asset Values
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains/(losses) are allocated to each class of shares of each Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains/(losses) are allocated based on the relative net assets of each class.
U.S. Federal Income Tax Status
Each Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Offering Costs
Certain costs incurred in connection with the All Cap Equity Value Fund’s initial public offering have been capitalized and are being amortized on a straight-line basis over one year, beginning on the date of the commencement of operations.
Distributions to Shareholders
The Funds intend to pay distributions from net investment income, if any, on an annual basis. The Funds intend to pay net realized capital gains, if any, on an annual basis.
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and sub-custodian bank, respectively, and does not include cash posted as collateral in the segregated account or with the broker-dealers.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the period ended June 30, 2010, permanent differences resulting from net investment losses, dividends on short sales, disallowed blue sky fees, distributions in excess under Section 852(c) and non-deductible excise tax were identified and reclassified among the components of the Funds’ net assets as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
Fund	Income	Gain (Loss)	Capital
Long/Short Equity Fund	$3,432,390	$(3,431,376)	$(1,014)
Long/Short Healthcare Fund	226,942	(39,124)	(187,818)
All Cap Equity Value Fund	14,152	(6,142)	(8,010)
The tax character of distributions paid during the periods ended June 30, 2010 and August 31, 2009 the funds’ last two fiscal year ends were as follows:

	Distributions paid from:
	Ordinary	Long-Term	Distributions
Fund	Income*	Capital Gains	in Excess
Long/Short Equity Fund
2010	$1,326,019	$84,619	$—
2009	—	—	17,558
Long/Short Healthcare Fund
2010	—	—	—
2009	73,499	—	—
All Cap Equity Value Fund
2010	—	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
Annual Report | 41

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010	Highland Funds I
As of June 30, 2010, the funds’ tax year end, the components of distributable earnings on a tax basis were as follows:

	Accumulated			Net
	Capital and	Undistributed	Undistributed	Unrealized
	Other	Ordinary	Long-Term	Appreciation/
Fund	Losses	Income	Capital Gains	(Depreciation)*
Long/Short Equity Fund	$(537,833)	$9,891,811	$—	$(8,264,209)
Long/Short Healthcare Fund	—	—	194,575	638,664
All Cap Equity Value Fund	—	205,023	—	(3,082,530)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale adjustments.
For the period ended June 30, 2010, the Long/Short Equity Fund and the Long/Short Healthcare Fund utilized capital loss carryforwards in the amount of $276,837 and $4,177, respectively. As of June 30, 2010, the Long/Short Equity Fund, the Long/Short Healthcare Fund and the All Cap Equity Value Fund do not have any deferred capital losses to offset future gains.
Unrealized appreciation and depreciation at June 30, 2010, based on cost of investments for U.S. federal income tax purposes was:

			Net
	Gross	Gross	Appreciation/
Fund	Appreciation	Depreciation	(Depreciation)*	Cost
Long/Short Equity Fund	$2,913,434	$(17,510,042)	$(14,596,608)	$195,721,190
Long/Short Healthcare Fund	949,880	(524,873)	425,007	7,601,613
All Cap Equity Value Fund	8,752	(3,091,282)	(3,082,530)	13,744,699

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sale adjustments.
Post-October Losses
Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2010, the Long/Short Equity Fund intends to elect to defer net realized capital losses of $537,833, incurred from November 1, 2009 through June 30, 2010. The Long/Short Healthcare Fund and the All Cap Equity Value Fund have not incurred any net realized capital losses from November 1, 2009 through June 30, 2010.
Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees
Investment Advisory and Subadvisory Fees
The Investment Adviser receives from the Funds monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of each Fund, at the annual rate of 2.25% for the Long/Short Equity Fund, 1.00% for the Long/Short Healthcare Fund and 0.75% for the All Cap Equity Value Fund. Long/Short Healthcare Fund’s investment advisory fees are reduced by the sub-advisory fees payable by the Fund (as described in the next paragraph). Prior to May 6, 2010 the Long/Short Healthcare Fund’s advisory fee rate was 0.60%.
The Long/Short Healthcare Fund along with the Investment Adviser have entered into a sub-advisory agreement with Cummings Bay Capital Management, L.P.. The Fund pays sub-advisory fees to Cummings Bay Capital Management, L.P. at an annual rate of 0.50% of the Average Daily Managed Assets of the Fund.
The All Cap Equity Value Fund along with the Investment Adviser have entered into a sub-advisory agreement with JS Asset Management, LLC (“JSAM”). The Investment Adviser pays sub-advisory fees to JSAM directly from its advisory fee.
“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).
Administration Fees
The Investment Adviser provides administrative services to each Fund. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of each Fund’s average daily managed net assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc (“PNC”). The Investment Adviser pays PNC directly for these sub-administration services.
Service and Distribution Fees
PFPC Distributors, Inc. (the “Underwriter”) serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the CDSC imposed on certain redemptions of Class A and Class C Shares. For the period ended June 30, 2010, the underwriter received $87,212 and $474 of front end sales charges for Class A Shares of the Long/Short Equity Fund and the All Cap Equity Value Fund. The underwriter also received $9,291 of CDSC for Class C Shares of the Long/Short Equity Fund. Class C Shares of the Long/Short Equity Fund and All Cap Equity Value Fund; and Class A and C Shares of the Health-care Fund incurred no front end sales charge or CDSC for the period ended June 30, 2010.
The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which requires the payment of a
42 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010	Highland Funds I
monthly service fee to the Underwriter at an annual rate of 0.25% of the average daily net assets attributable to Class A and Class C Shares of the Funds. The Plan also requires the payment of a monthly distribution fee to the Underwriter at an annual rate of 0.10% of the average daily net assets attributable to Class A Shares and 0.75% of the average daily net assets attributable to Class C Shares of each Fund.
Expense Limits and Fee Reimbursements
For the Long/Short Equity Fund, the Investment Adviser voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of the Fund’s Average Daily Managed Assets. This waiver may be terminated at any time by the Investment Adviser on fourteen days written notice to shareholders.
For the Long/Short Healthcare Fund, the Investment Adviser voluntarily has agreed to waive all of its advisory fee and 0.19% of its administration fee. The waiver may be terminated at any time by the Investment Adviser upon seven days’ written notice to shareholders.
For the All Cap Equity Value Fund, the Investment Adviser voluntarily has agreed to waive a portion of its advisory and administrative fees and/or reimburse certain Fund-level (and not Class-specific) expenses so that Class A, Class C and Class Z shares bear the same level of advisory and administrative fees and Fund-level (and not Class-specific) expenses as Class I shares during the period. This expense limitation will remain in effect until March 30, 2011 and may be terminated by the Fund’s Board of Trustees.
Fees Paid to Officers and Trustees
Each Trustee who is not an “interested person” of the Funds as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.
The Funds pay no compensation to their one interested Trustee or any of their officers, all of whom are employees of the Investment Adviser.
Note 5. Redemption Fees
The Funds impose a 2.00% redemption fee on all Class A, Class C, Class Z and Class I Shares that are redeemed or exchanged within two months or less after date of purchase. The fee is calculated based on the shares’ aggregate net asset value on the date of redemption, is allocated back to each class based on relative net assets and is deducted from the redemption proceeds on the Statement of Changes in Net Assets. The redemption fee is not a sales charge and is retained by the Funds. For the period ended June 30, 2010, the Funds had collected the following redemption fees:

			Redemption Fee Amount
Fund	Class A		Class C		Class Z		Class I
Long/Short Equity Fund	$78,712		$22,531		$1,867		$—
Long/Short Healthcare Fund	—		—		—		—
All Cap Equity Value Fund	—	*	—	*	—	*	400

*	Represents amount less than $0.50.
Note 6. Portfolio Information
For the period ended June 30, 2010, the cost of purchases and the proceeds from sales of the Funds’ portfolio securities (excluding short-term investments) amounted to the following:

	Purchases		Sales
	U.S.		U.S.
Fund	Government*	Other	Government*	Other
Long/Short Equity Fund	$—	$765,398,661	$—	$660,159,798
Long/Short Healthcare Fund	—	14,175,314	—	8,641,196
All Cap Equity Value Fund	—	18,905,607	—	5,372,073

*	The Funds did not have any purchases or sales of U.S. Government Securities for the period ended June 30, 2010.
Note 7. Securities Lending
Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially and possible investment losses in the investment of collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to a Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Funds had no securities on loan as of June 30, 2010.
Note 8. Credit Agreement
On September 12, 2008, along with another fund in the Highland Fund Complex, the Funds entered into a $75,000,000 credit agreement with the Bank of Nova Scotia (the “Credit Agreement”) to be used for temporary or emergency purposes to facilitate portfolio liquidity. Each of the funds has access to the facility, but aggregate borrowings may not exceed $75,000,000. Interest is charged to the Funds based on their borrowings at a rate equal to the greater of the Prime Rate or .50% over the Federal Funds Effective Rate. In addition, the Funds have agreed to pay commitment fee
Annual Report | 43

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010	Highland Funds I
expenses of .20% on the undrawn amounts, which are included in Other on the Statement of Operations.
Effective September 12, 2009, the Credit Agreement matured and was not renewed.
Note 9. Affiliated Issuers
Under Section 2 (a) (3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Long/Short Healthcare Fund held at least five percent of the outstanding voting securities of the following company during the period ended June 30, 2010:

	Shares at	Market Value	Market Value
	June 30,	August 31,	June 30.
Issuer	2010	2009	2010
Genesys Ventures IA, L.P.	1,068,076	$1,367,137	$1,890,495

	1,068,076	$1,367,137	$1,890,495

Note 10. Indemnification
The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Note 11. Disclosure of Significant Risks and Contingencies
Counterparty Credit Risk
Counterparty credit risk is the potential loss a Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty credit risk is measured as the loss a Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because a Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, a Fund may be exposed to the credit risk of its counterparties. To limit the counterparty credit risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.
Non-Diversification
Due to the nature of each Fund’s investment strategy and its non-diversified status, it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolios in any one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.
Hedging Transactions
Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.
Illiquid and Restricted Securities
Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased.
Short Selling
Short sales by the Long/Short Equity Fund and the Long/Short Healthcare Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Long/Short Equity Fund and the Long/Short Healthcare Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Long/Short Equity Fund and the Long/Short Healthcare Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
Options Risk
There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.
44 | Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010	Highland Funds I
A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.
When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.
When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
Leverage
Each of the Funds may use leverage in their investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.
Non-U.S. Securities
Each of the Funds may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.
Industry Concentration
The Long/Short Healthcare Fund has a policy of investing primarily in securities issued by healthcare companies, which makes the Fund susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund’s through the date the financial statements were issued, and has determined that there were the following subsequent events:
On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing (US) Inc. and BNY Mellon Distributors Inc., respectively. PFPC Trust Company will not change its name until a later date to be announced.
Annual Report | 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Highland Funds I (the “Trust”):
In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Long/Short Equity Fund, Highland Long/ Short Healthcare Fund (formally, Highland Healthcare Fund) and Highland All Cap Equity Value Fund (constituting Highland Funds I, hereafter referred to as the “Trust”) at June 30, 2010, and the results of each of their operations, the changes in each of their net assets, their cash flows and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at June 30, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

Dallas, Texas
August 26, 2010
46 | Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2010	Highland Funds I
Tax Information
For shareholders that do not have a June 30, 2010 tax year end, this notice is for informational purposes only. For shareholders with an June 30, 2010 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2010, the following Funds are designating the following items with regard to distributions paid during the year.

		Qualified	Qualifying
		Dividends and	Dividend
		Corporate	Income
	Long-Term	Dividends	(15% tax
	Capital Gain	Received	rate for
	Designation	Deduction	QDI)
Long/Short Equity Fund	$84,619	7.19%	7.45%

Long/Short Healthcare Fund	194,575	—	—

All Cap Equity Value Fund	—	—	—
Additional Portfolio Information
The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.
Disclosure of Fund Expenses
As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2010 through June 30, 2010, unless otherwise indicated.
This table illustrates your Fund’s costs in two ways:
Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report | 47

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2010	Highland Funds I

	Beginning	Ending
	Account	Account	Annualized	Expenses	Actual
	Value	Value	Expense	Paid During	Returns
	01/01/10	06/30/10	Ratio(1)	the Period(2)(3)	for Period
Long/Short Equity Fund
Actual Fund Return
Class A	$1,000.00	$978.90	2.28%	$11.19	-2.11%
Class C	1,000.00	975.80	2.93%	14.35	-2.42%
Class Z	1,000.00	980.90	1.93%	9.48	-1.91%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1013.49	2.28%	$11.38	5.00%
Class C	1,000.00	1010.26	2.93%	14.60	5.00%
Class Z	1,000.00	1015.22	1.93%	9.64	5.00%

Long/Short Healthcare Fund
Actual Fund Return
Class A	$1,000.00	$1036.10	5.06%	$25.54	3.61%
Class C	1,000.00	1032.70	5.71%	28.78	3.27%
Class Z	1,000.00	1037.80	4.71%	23.80	3.78%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$999.70	5.06%	$25.09	5.00%
Class C	1,000.00	996.48	5.71%	28.27	5.00%
Class Z	1,000.00	1001.44	4.71%	23.37	5.00%

All Cap Equity Value Fund
Actual Fund Return
Class A	$1,000.00	$792.00	2.51%	$5.11	-20.80%
Class C	1,000.00	791.00	3.16%	6.43	-20.90%
Class Z	1,000.00	793.00	2.16%	4.40	-20.70%
Class I	1,000.00	793.00	2.16%	4.40	-20.70%

Hypothetical 5% Return (before expenses)
Class A	$1,000.00	$1012.35	2.51%	$12.52	5.00%
Class C	1,000.00	1009.12	3.13%	15.74	5.00%
Class Z	1,000.00	1014.08	2.16%	10.79	5.00%
Class I	1,000.00	1014.08	2.16%	10.79	5.00%

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year, then divided by 365.

(3)	The All Cap Equity Value Fund commenced operations on April 9, 2010. Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days since inception, then divided by 365.
Approval of All Cap Equity Value Fund Investment Advisory and Sub-Advisory Agreements
The All Cap Equity Value Fund (for the purposes of this section, the “Fund”) has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”). The Fund has also retained JSAM to serve as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between Highland and JSAM with respect to the Fund (the “Sub-Advisory Agreement”). The Advisory and Sub-Advisory Agreements have been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees.
Following an initial term of two years, each of the Advisory and Sub-Advisory Agreements continues in effect from year-to-year provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
The Board of Trustees, including the Independent Trustees, approved the Advisory and Sub-Advisory Agreements at a meeting held on March 22, 2010. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser and JSAM, various written materials, including: (1) information regarding the financial soundness of the Investment Adviser and JSAM; (2) information regarding the total fees and other payments proposed to be received by the Investment Adviser and JSAM from the Fund and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Investment Adviser and JSAM, including compensation arrangements; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to (a) other registered and private funds that follow investment strategies similar to those of the Fund and (b) other private and registered pooled investment vehicles or accounts managed by the Investment Adviser, as well as the performance of such vehicles and accounts; (5) information on the internal compliance procedures of the Investment Adviser and JSAM; (6) information regarding brokerage and portfolio transactions; and (7) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or JSAM. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and JSAM and other relevant information and factors.
Advisory Agreement
The Trustees’ conclusion as to the approval of the Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.
The nature, extent, and quality of the services to be provided by the Investment Adviser
The Board of Trustees considered the portfolio management services to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the Investment Adviser’s personnel who will be overseeing the
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ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2010	Highland Funds I
provision of advisory services to be provided by personnel of JSAM. The Trustees reviewed the management structure, assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services are satisfactory.
The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund.
The Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments to be received by the Investment Adviser from the Fund and the Investment Adviser’s agreement to waive that fee in its entirety for an initial period of time; (3) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (4) information on the internal compliance procedures of the Investment Adviser; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser; and (7) comparative information showing (a) the proposed fees payable to the Investment Adviser under the Advisory Agreement versus the fees payable to (i) other investment advisers serving other registered investment companies that have investment strategies similar to those of the Fund and (ii) the Investment Adviser by other registered investment companies it advises, (b) the anticipated expense ratio of the Fund versus the expense ratios of certain registered investment companies that have investment strategies similar to those of the Fund, and (c) the anticipated profitability of the Fund versus other registered investment companies managed by the Investment Adviser. After reviewing these and related factors, the Trustees determined that the proposed fees payable to the Investment Adviser under the Advisory Agreement represent reasonable compensation in light of the services to be provided by the Investment Adviser to the Fund and that the anticipated profitability to the Investment Adviser is fair and reasonable.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
The Trustees considered the effective fees under the Advisory Agreement, as a percentage of assets at different levels, and possible economies of scale to the Investment Adviser. The Trustees considered the anticipated asset level of the Fund, the information provided by the Investment Adviser relating to its estimated costs and information comparing the fee rates to be charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structure is reasonable, and appropriately would result in a sharing of economies of scale for the future in view of the information provided by the Investment Adviser. The Trustees noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by the Investment Adviser in the short term.
Sub-Advisory Agreement
The Trustees’ conclusion as to the approval of the Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.
The nature, extent, and quality of the services to be provided by JSAM
The Board of Trustees considered the portfolio management services to be provided by JSAM and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the relevant experience and qualifications of the personnel who will be providing advisory services, including the background and experience of the portfolio manager. The Trustees reviewed the management structure, expected assets under management and investment philosophies and processes of JSAM. The Trustees also reviewed and discussed JSAM’s compliance policies and procedures. The Trustees concluded that JSAM had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement, and that the nature and the quality of such advisory services are satisfactory.
JSAM’s Historical Performance
The Board of Trustees reviewed the historical performance of the portfolio management team of JSAM as represented by a large cap value composite. The Trustees contrasted this performance versus that of the Russell 1000 Value Index. After reviewing the performance of JSAM and related factors, the Trustees concluded that they were satisfied with JSAM’s responses relating to prior performance.
The costs of the services to be provided by JSAM and the profits realized by JSAM and its affiliates from the relationship with the Fund.
The Board of Trustees also gave substantial consideration to the fees payable under the Sub-Advisory Agreement, including: (1) information regarding the financial condition of JSAM; (2) information regarding the total fees and payments received by JSAM from the Fund and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of JSAM, including compensation arrangements;
Annual Report | 49

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2010	Highland Funds I
(4) information on the internal compliance procedures of JSAM; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting JSAM; and (7) comparative information showing (a) the fees payable to JSAM under the Sub-Advisory Agreement versus (i) the sub-advisory fees payable to JSAM by certain registered investment companies and (ii) the sub-advisory fees payable to JSAM by a private pooled vehicle, (b) the expense ratio of the Fund versus the expense ratios of certain registered investment companies that follow investment strategies similar to those of the Fund, and (c) the anticipated profitability of the Fund to JSAM. After reviewing these and related factors, the Board determined that the proposed fees payable to JSAM under the Sub-Advisory Agreement represent reasonable compensation in light of the services to be provided by JSAM to the Fund and that the anticipated profitability to JSAM is fair and reasonable.
Following a further discussion of the factors above and the merits of the Advisory and Sub-Advisory Agreements and their various provisions, it was noted that in considering the Advisory and Sub-Advisory Agreements, no single factor was determinative to the decision of the Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees agreed that the Advisory and Sub-Advisory Agreements, including the advisory and sub-advisory fees to be paid to the Investment Adviser and JSAM, respectively, are fair and reasonable to the Fund in light of the services that the Investment Adviser and JSAM are expected to provide, the expenses that are expected to be incurred and the reasonably foreseeable asset level of the Fund. Accordingly, on March 22, 2010, the Board of Trustees, including all of the Independent Trustees, unanimously voted to approve the Advisory and Sub-Advisory Agreements for an initial term of two years from the date of their execution.
Approval of Long/Short Healthcare Fund Investment Advisory and Sub-Advisory Agreements
The Long/Short Healthcare Fund (for the purposes of this section, the “Fund”) has retained the Investment Adviser to manage its assets pursuant to an Investment Advisory Agreement with the Investment Adviser (the “Advisory Agreement”). The Fund has also retained Cummings Bay Capital Management, L.P. (“CBCM”) to serve as sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between Highland and CBCM with respect to the Fund (the “Sub-Advisory Agreement”). The Advisory and Sub-Advisory Agreements have been approved by the Fund’s Board of Trustees, including a majority of the Independent Trustees. The Investment Adviser previously provided portfolio management services to the Fund pursuant to an Investment Advisory Agreement dated May 2, 2008 (the “Prior Advisory Agreement”)
Following an initial term of two years, each of the Advisory and Sub-Advisory Agreements continues in effect from year- to-year provided such continuance is specifically approved at least annually by the vote of holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Fund casting votes in person at a meeting called for such purpose.
The Board of Trustees, including the Independent Trustees, approved the Advisory and Sub-Advisory Agreements at a meeting held on March 22, 2010. As part of its review process, the Board of Trustees requested, through Fund counsel and its independent legal counsel, and received from the Investment Adviser and CBCM, various written materials, including: (1) information regarding the financial soundness of the Investment Adviser and CBCM; (2) information on the advisory and compliance personnel of the Investment Adviser and CBCM, including compensation arrangements; (3) information on the internal compliance procedures of the Investment Adviser and CBCM; (4) comparative information showing how the Fund’s proposed fees and anticipated operating expenses compare to (a) other registered investment companies and private funds that follow investment strategies similar to those of the Fund and (b) other private and registered pooled investment vehicles or accounts managed by (i) the Investment Adviser and (ii) the portfolio management team of CBCM at their prior employer, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser or CBCM. The Trustees also relied on information provided in connection with the December 2009 renewal of the Prior Advisory Agreement as well as new information specifically relating to changes from such time and proposed changes to the Fund’s investment policies and management. The Trustees reviewed various factors discussed in independent counsel’s legal memorandum, the detailed information provided by the Investment Adviser and CBCM and other relevant information and factors.
Advisory Agreement
The Trustees’ conclusion as to the approval of the Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.
The nature, extent, and quality of the services to be provided by the Investment Adviser
The Board of Trustees considered the portfolio management services provided by the Investment Adviser under the Prior Advisory Agreement and those to be provided by the Investment Adviser under the Advisory Agreement and the activities related to portfolio management, including use of
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ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2010	Highland Funds I
technology, research capabilities, and investment management staff. The Board discussed the experience and qualifications of the personnel who will be overseeing the provision of advisory services to be provided by personnel of CBCM. The Trustees reviewed the management structure, expected assets under management and investment philosophies and processes of the Investment Adviser. The Trustees also reviewed and discussed the Investment Adviser’s compliance policies and procedures. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory.
The Investment Adviser’s Historical Performance in Managing the Fund
The Board of Trustees reviewed the Investment Adviser’s historical performance in managing the Fund over various time periods and reflected on previous discussions regarding matters bearing on the Investment Adviser’s performance at their meetings throughout the year. With respect to the Fund, the Trustees discussed relative performance and contrasted the performance of the Fund versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the Fund, the S&P 500 Healthcare Index and the S&P 500 Index. After reviewing these and related factors, the Trustees concluded that they were satisfied with the Investment Adviser’s responses relating to performance.
The costs of the services to be provided by the Investment Adviser and the profits to be realized by the Investment Adviser and its affiliates from the relationship with the Fund
The Board of Trustees also gave substantial consideration to the fees payable under the Advisory Agreement, including: (1) information regarding the financial condition of the Investment Adviser; (2) information regarding the total fees and payments received by the Investment Adviser from the Fund and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of the Investment Adviser, including compensation arrangements; (4) information on the internal compliance procedures of the Investment Adviser; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting the Investment Adviser; (7) comparative information showing (a) the fees payable under the Advisory Agreement versus the investment advisory fees of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, (c) the performance of the Fund versus (i) certain registered investment companies that follow investment strategies similar to those of the Fund, (ii) certain indices, and (iii) the profitability of the Fund versus the other registered investment companies and private pooled investment vehicles managed by the Investment Adviser that follow investment strategies similar to those of the Fund; and (8) the fact that the fees payable to the Investment Adviser would be reduced by amounts payable to CBCM for a given period. After such review, and after considering that the proposed implementation of a long/short investment strategy for the Fund would entail a significant increase in the amount of time and resources necessary to manage the Fund, the Trustees determined that the anticipated profitability rate to the Investment Adviser with respect to the Advisory Agreement was fair and reasonable. The Trustees also noted the Investment Adviser’s prior waiver of advisory and administration fees, and its voluntary agreement to continue such waiver under the Advisory Agreement.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
The Board of Trustees considered the effective fees under the Advisory Agreement, as a percentage of assets at different asset levels, and possible economies of scale to the Investment Adviser. The Trustees considered the current and anticipated asset level of the Fund, the information provided by the Investment Adviser relating to estimated costs, and information comparing the fee rates to be charged by the Investment Adviser with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale for the future in view of the information provided by the Investment Adviser. The Trustees noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by the Adviser in the short run.
Sub-Advisory Agreement
The Trustees’ conclusion as to the approval of the Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Trustees without any single factor being dispositive in and of itself. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.
The nature, extent, and quality of the services to be provided by CBCM
The Board of Trustees considered the portfolio management services to be provided by CBCM and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. The Trustees discussed the experience and qualifications of the personnel who will be providing advisory services, including the background and experience of the members of the portfolio management team, with whom they met and discussed the proposed investment strategy. The Trustees reviewed the
Annual Report | 51

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2010	Highland Funds I
management structure, expected assets under management and investment philosophies and processes of CBCM. The Trustees also reviewed and discussed CBCM’s compliance policies and procedures. The Trustees concluded that CBCM had the quality and depth of personnel and investment methods essential to performing its duties under the Sub-Advisory Agreement, and that the nature and the quality of such advisory services were satisfactory. The Trustees noted that although CBCM is a recently formed entity, it is under common control with the Investment Adviser, and CBCM’s performance is subject to the oversight of the Investment Adviser.
CBCM’s Historical Performance
The Board of Trustees reviewed the historical performance of the portfolio management team of CBCM at their prior employer in managing certain private pooled investment vehicles employing a similar strategy. The Trustees discussed relative performance and contrasted the performance of the portfolio management team of CBCM at their prior employer versus that of the Fund’s peers, as represented by certain other registered investment companies that follow investment strategies similar to the proposed long/short healthcare strategy of the Fund, the S&P 500 Healthcare Index and the S&P 500 Index. After reviewing these and related factors, the Trustees concluded that they were satisfied with CBCM’s responses relating to performance.
The costs of the services to be provided by CBCM and the profits realized by CBCM and its affiliates from the relationship with the Fund
The Board of Trustees also gave substantial consideration to the fees payable under the Sub-Advisory Agreement, including: (1) information regarding the financial condition of CBCM; (2) information regarding the total fees and payments received by CBCM from the Fund and whether such fees are appropriate given economies of scale and other considerations; (3) information on the advisory and compliance personnel of CBCM, including compensation arrangements; (4) information on the internal compliance procedures of CBCM; (5) information regarding brokerage and portfolio transactions; (6) information on any legal proceedings or regulatory audits or investigations affecting CBCM; and (7) comparative information showing (a) the fees payable under the Sub-Advisory Agreement versus the investment advisory fees of certain private pooled vehicles that follow investment strategies similar to those of the Fund, (b) the expense ratios of the Fund versus the expense ratios of certain registered investment companies and private pooled vehicles that follow investment strategies similar to those of the Fund, (c) the performance of the Fund versus (i) certain registered investment companies that follow investment strategies similar to those of the Fund, (ii) certain private pooled investment vehicles employing a similar strategy and managed by the portfolio management team of CBCM at their prior employer and (iii) certain indices. After such review, and after considering that the Fund’s proposed long/short investment strategy for the Fund would entail a significant amount of time and resources to manage, the Trustees determined that the anticipated profitability rate to CBCM with respect to the Sub-Advisory Agreement is fair and reasonable. The Trustees also noted that CBCM had voluntarily agreed to waive all of its fees.
The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders
The Board of Trustees considered the effective fees under the Sub-Advisory Agreement, as a percentage of assets at different asset levels, and possible economies of scale to CBCM. The Trustees considered the current and anticipated asset level of the Fund, the information provided by CBCM relating to estimated costs, and information comparing the fee rates to be charged by CBCM with fee rates charged by other unaffiliated investment advisers to their clients. The Trustees concluded that the fee structures are reasonable, and appropriately should result in a sharing of economies of scale for the future in view of the information provided by CBCM. The Trustees noted that the relatively low projected assets of the Fund implied that economies of scale would not be recognized by CBCM in the short run.
Following a further discussion of the factors above and the merits of the Advisory and Sub-Advisory Agreements and their various provisions, it was noted that in considering the Advisory and Sub-Advisory Agreements, no single factor was determinative to the decision of the Board of Trustees. Rather, after weighing all of the factors and reasons discussed above, the Trustees agreed that the Advisory and Sub-Advisory Agreements, including the advisory and sub-advisory fees to be paid to the Investment Adviser and CBCM, respectively, are fair and reasonable to the Fund in light of the services that the Investment Adviser and CBCM are expected to provide, the expenses that are expected to be incurred and the reasonably foreseeable asset level of the Fund. Accordingly, on March 22, 2010, the Board of Trustees, including all of the Independent Trustees, unanimously voted to approve the Advisory and Sub-Advisory Agreements for an initial term of two years from the date of their execution, subject to approval by the Fund’s shareholders.
52 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2010	Highland Funds I
Trustees and Officers
The Board provides broad oversight over the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and ages of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

		Term of	Principal	Number of Portfolios	Other
		Office and	Occupation(s)	in Highland Fund	Directorships/
	Position(s)	Length of	During Past	Complex Overseen	Trusteeships
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Held

Independent Trustees

Timothy K. Hui (Age 62)	Trustee	Indefinite Term; Trustee since inception in 2006	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources from July 2001 to June 2004 at Philadelphia Biblical University.	7	None

Scott F. Kavanaugh (Age 49)	Trustee	Indefinite Term; Trustee since inception in 2006	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.	7	None
Annual Report | 53

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2010	Highland Funds I
Trustees and Officers

		Term of	Principal	Number of Portfolios	Other
		Office and	Occupation(s)	in Highland Fund	Directorships/
	Position(s)	Length of	During Past	Complex Overseen	Trusteeships
Name and Age	with Fund	Time Served	Five Years	by Trustee[1]	Held

Independent Trustees

James F. Leary (Age 80)	Trustee	Indefinite Term; Trustee since inception in 2006	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	7	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 55)	Trustee	Indefinite Term; Trustee since inception in 2006	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	7	None

Interested Trustee

R. Joseph Dougherty[2] (Age 40)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006	Team Leader of Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	7	None

1.	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this report.

2.	Mr. Dougherty is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Investment Adviser.
54 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2010	Highland Funds I
Trustees and Officers

Term of
Office and
	Position	Length of
Name and Age	with Fund	Time Served	Principal Occupation(s) During Past Five Years

Officers
R. Joseph Dougherty (Age 40)	Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Chairman of the Board since inception in 2006; President and Chief Executive Officer since December 2008	Team Leader of the Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008;Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

M. Jason Blackburn (Age 34)	Treasurer (Principal Accounting Officer), and Secretary	Indefinite Term; Treasurer and Secretary since inception in 2006	Assistant Controller of the Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex since 2004.

Matthew S. Okolita (Age 28)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since May 2010	Chief Compliance Officer of the Adviser, Cummings Bay Capital Management, L.P., and Tunstall Capital Management, L.P. (investment advisers) since May 2010; Compliance Manager of the Adviser from March 2008 to May 2010; Legal Associate at NewStar Financial Inc. (a commercial finance company) from August 2006 to December 2007; Compliance Associate at Commonwealth Financial Network (a registered investment adviser/broker-dealer) from January 2004 to August 2006.
Annual Report | 55

IMPORTANT INFORMATION ABOUT THIS REPORT
Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
Subadvisers
(for Highland Long/Short Healthcare Fund)
Cummings Bay Capital Management, L.P.
Nex Bank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240
(for Highland All Cap Equity Value Fund)
JS Asset Management, LLC
200 Four Falls Corporate Center, Suite 100
West Conshocken, PA 19428
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
101 Sabin Street
Pawtucket, RI 02860
Underwriter
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201
Fund Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110
This report has been prepared for shareholders of Highland Long/Short Equity Fund, Highland Long/Short Healthcare Fund and Highland All Cap Equity Value Fund (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Funds’ website at www.highlandfunds.com.
The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.
56 | Annual Report

HIGHLAND FUNDS
P.O. Box 9840
Providence, RI 02940-8040
managed by
Highland Capital Management, L.P.

Highland Funds I

Annual Report, June 30, 2010

www.highlandfunds.com

HLC-HFI-AR-06/10

P.O. Box 9840 Providence, RI 02940-8040 Highland Funds I www.highlandfunds.com Annual Report, June 30, 2010 HLC-HFI-AR-06/10

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics is filed herewith as Exhibit (a)(1).
Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Trustees (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $60,000 for the fiscal year ended August 31, 2009 and $90,000 for the fiscal year ended June 30, 2010.
Audit-Related Fees
(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $12,000 for the fiscal year ended August 31, 2009 and $28,323 for the fiscal year ended June 30, 2010. Services related to semi-annual and valuation work.
Tax Fees
(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,000 for the fiscal year ended August 31, 2009 and $22,500 for the fiscal year ended June 30, 2010. Services related to assistance on the Fund’s tax returns and excise tax calculations.
All Other Fees
(d)	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended June 30, 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
     The Audit Committee shall:
(a)	have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)	review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)	consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%
(c) 100%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant was $606,000 for the fiscal year ended August 31, 2009 and $872,000 for the fiscal year ended June 30, 2010.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Highland Funds I

By (Signature and Title)*	/s/ R. Joseph Dougherty R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 9/7/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Joseph Dougherty R. Joseph Dougherty, Chief Executive Officer and President
(principal executive officer)
Date 9/7/10

By (Signature and Title)*	/s/ M. Jason Blackburn M. Jason Blackburn, Chief Financial Officer, Treasurer and
Secretary
(principal financial officer)
Date 9/7/10

*	Print the name and title of each signing officer under his or her signature.